As filed on October 26, 1999                                File No. 033-63498


                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549
                               Form N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               X
              Pre-Effective Amendment No.  __                              _
              Post-Effective Amendment No. 10                              X
     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       X
              Amendment No. 11                                             X

                        INVESCO INTERNATIONAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)
                  7800 E. Union Avenue, Denver, Colorado 80237
                    (Address of Principal Executive Offices)
                  P.O. Box 173706, Denver, Colorado 80217-3706
                                (Mailing Address)
       Registrant's Telephone Number, including Area Code: (303) 930-6300
                               Glen A. Payne, Esq.
                              7800 E. Union Avenue
                             Denver, Colorado 80237
                     (Name and Address of Agent for Service)
                                  ------------
                                   Copies to:
                             Ronald M. Feiman, Esq.
                              Mayer, Brown & Platt
                                  1675 Broadway
                          New York, New York 10019-5820
                                  ------------

Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.
It is proposed that this filing will become effective (check appropriate box) ___ immediately upon filing pursuant to paragraph (b)
___ on _____________, pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
 X  on October 29, 1999, pursuant to paragraph (a)(1)
___ 75 days after filing pursuant to paragraph (a)(2)
___ on _________, pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS | October 31, 1999
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YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)
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INVESCO
INTERNATIONAL
FUNDS, INC.

INVESCO LATIN AMERICAN GROWTH FUND

A  NO-LOAD   MUTUAL  FUND   DESIGNED  FOR  INVESTORS   SEEKING   INVESTMENT
OPPORTUNITIES IN LATIN AMERICA.

TABLE OF CONTENTS

Investment Goals, Strategies And Risks.............3
Fund Performance...................................4
Fees And Expenses..................................5
Investment Risks...................................6
Risks Associated With Particular Investments...... 7
Temporary Defensive Positions.....................10
Fund Management...................................11
Portfolio Manager.................................11
Potential Rewards.................................11
Share Price.......................................12
How To Buy Shares.................................12
Your Account Services.............................16
How To Sell Shares................................16
Taxes.............................................19
Dividends And Capital Gain Distributions..........20
Financial Highlights..............................21

                                 [INVESCO ICON]
                                    INVESCO

The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

This Prospectus will tell you more about:

[KEY ICON] Investment Objectives & Strategies

[ARROW ICON] Potential Investment Risks

[GRAPH ICON] Past Performance

[INVESCO ICON] Working With INVESCO
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[ARROW ICON]  INVESTMENT GOALS, STRATEGIES AND RISKS

INVESCO Funds Group, Inc. ("INVESCO") is the investment adviser for the Fund. Together with our affiliated companies, we at INVESCO direct all aspects of the management and sale of the Fund.

FOR MORE DETAILS ABOUT THE FUND'S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT.

The Fund attempts to make your investment grow. The Fund is aggressively managed. Although the Fund can invest in debt securities, it primarily invests in equity securities that INVESCO believes will rise in price faster than other securities.

The Fund invests  primarily in equity securities of Latin American issuers.
We prefer companies with proven track records that are strongly managed. We define a Latin American company as one that has its principal business activities in Latin America, which includes Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean. We look at several factors to determine where a company's principal business activities are located, including:

o  The physical location of the company's management personnel;  and
o  Whether more than 50% of its assets are located in Latin  America;  or
o  Whether  more than 50% of its  income is earned in Latin America.

The Fund's investment process combines a top-down and bottom-up evaluation to select securities for its portfolio.

Our regional and country equity teams look at broad global economic trends and other factors that can affect Latin American markets. On a country-by-country basis, anticipated political and currency stability are also considered. Using this analysis, we decide how much the Fund will invest in each country and equity market sector. Minimum and maximum weightings for both countries and sectors are used to develop portfolio diversification. And, in some cases, our fundamental research, regular visits and local contacts may provide investment insights into specific opportunities and risks involved in each country.

This analysis is particularly important for investments in "emerging" markets -- those countries that the international financial community considers to have developing economies and securities markets that are not as established as those in the United States. All countries in Latin America are considered to be emerging markets. INVESCO also performs fundamental analysis and extensive research on specific stocks, including visiting companies to meet with corporate management and understand the businesses. We seek to invest in companies that have an above-average earnings growth potential that we believe is not fully reflected in the present market price of their securities. Also, we seek to increase diversification by setting maximum limits on each security held in the portfolio.

[ARROW ICON] Investment in this Fund involves above-average investment risk. The economies of Latin American countries may vary widely in their conditions and may be subject to certain changes that could have a positive or negative impact on the Fund. Emerging markets tend to be less liquid and less well-regulated than the markets of more developed countries; political instability and currency fluctuations may also be more extreme.

Other principal risks involved in investing in the Fund are foreign securities, emerging market, market, liquidity and lack of timely information risks. These risks are described and discussed later in this Prospectus under the headings "Investment Risks" and "Risks Associated With Particular Investments." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any other mutual fund, there is always a risk that you can lose money on your investment in the Fund.

[GRAPH ICON] FUND PERFORMANCE

The bar chart below shows the Fund's actual yearly performance for the years ended December 31 (commonly known as its "total return") since inception. The table below shows average annual total returns for various periods ended December 31 for the Fund compared to the MSCI-Emerging Markets-Latin America Index. The information in the chart and table illustrates the variability of the Fund's return and how its performance compared to a broad measure of market performance. Remember, past performance does not indicate how the Fund will perform in the future.

The chart below contains the following plot points:

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                     ACTUAL ANNUAL TOTAL RETURN (1),(2),(3)
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                Latin American Growth Fund

                '96       '97       '98
                25.87%    19.33%    (45.71%)

                Best calendar qtr. 6/97 16.66%
                Worst calendar qtr. 9/98 (36.67%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURN(1)(2)
                              As of 12/31/98
--------------------------------------------------------------------------------
                                1 YEAR               SINCE INCEPTION(3)
--------------------------------------------------------------------------------
Latin American Growth Fund     (45.71%)                   (1.90%)
MSCI-Emerging Markets-
  Latin America Index(4)       (35.29%)                    4.74%

(1)Total  return  figures  include   reinvested   dividends  and  capital  gain
   distributions,  and include the effect of the Fund's expenses.

(2)Year-to-date return for the Fund was 13.84% as of the calendar quarter ended September 30, 1999.

(3)The Fund commenced operations on February 15, 1995.

(4)The MSCI-Emerging Markets-Latin America Index is an unmanaged index indicative of the Latin American markets. Please keep in mind that the Index does not pay brokerage, management, administrative or distribution expenses, all of which are paid by the Fund and are reflected in its annual return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

LATIN AMERICAN GROWTH FUND
  Maximum Sales Charge (Load) Imposed on Purchases
    (as a percentage of offering price)                     None
  Maximum Deferred Sales Charge (Load)                      None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends and Other Distributions                       None
  Redemption Fee (as a percentage of amount redeemed)       2.00%*
  Exchange Fee                                              2.00%*
  Maximum Account Fee                                       None

* A 2% fee is charged on redemptions or exchanges of shares held three months or less other than shares acquired through the reinvestment of dividends and other distributions.

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

LATIN AMERICAN GROWTH FUND
  Management Fees                                 0.75%
  Distribution and Service (12b-1) Fees(1)        0.25%
  Other Expenses (2)(3)(4)                        2.41%
  Total Annual Fund Operating Expenses(2)(3)(4)   3.41%

(1) Because the Fund pays 12b-1 distribution fees which are based upon the Fund's assets, if you own shares of the Fund for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

(2) The Fund's actual Total Annual Fund Operating Expenses were lower than the figures shown, because its custodian fees were reduced under an expense offset arrangement.

(3) The expense information presented in the table has been restated to reflect a change in the administrative services fee.

(4) Certain expenses of the Fund were absorbed voluntarily by INVESCO and INVESCO Asset Management Limited ("IAML") pursuant to a commitment to the Fund. After absorption, the Fund's Other Expenses and Total Annual Fund Operating Expenses were 1.17% and 2.17%, respectively. This commitment may be changed at any time following consultation with the board of directors.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in the Fund for the time periods indicated and redeemed all of your shares at the end of each period. The Example also assumes that your investment had a hypothetical 5% return each year, and assumes that the Fund's expenses remained the same. Although the Fund's actual costs and performance may be higher or lower, based on these assumptions your costs would have been:

                        1 year    3 years    5 years    10 years

                        $344      $1,047     $1,773     $3,693


[ARROW ICON] INVESTMENT RISKS

BEFORE INVESTING IN THE FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including this Fund, are:

NOT INSURED. Mutual funds are not insured by the FDIC or any other agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE  LOSS  OF   INVESTMENT.   A  mutual  fund  cannot   guarantee  its
performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.

VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Fund is designed to be only a part of your personal investment plan.

YEAR 2000. Many computer  systems in use today may not be able to recognize any date after December 31, 1999. If these systems are not fixed by that date, it is possible that they could generate erroneous information or fail altogether. INVESCO has committed substantial resources in an effort to make sure that its own major computer systems will continue to function on and after January 1, 2000. Of course, INVESCO cannot fix systems that are beyond its control. If INVESCO's own systems, or the systems of third parties upon which it relies, do not perform properly after December 31, 1999, the Fund could be adversely affected.

In addition, the markets for, or values of, securities in which the Fund invests may possibly be hurt by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. For example, improperly functioning computer systems could result in securities trade settlement problems and liquidity issues, production issues for individual companies and overall economic uncertainties. Individual issuers may incur increased costs in making their own systems Year 2000 compliant. The combination of market uncertainty and increased costs means that there is a possibility that Year 2000 computer issues may adversely affect the Fund's investments. At this time, it is generally believed that foreign issuers, particularly those in emerging and other markets, may be more vulnerable to Year 2000 problems than issuers in the U.S.

[ARROW ICON] RISKS ASSOCIATED WITH PARTICULAR INVESTMENTS

You should consider the special factors associated with the policies discussed below in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

FOREIGN SECURITIES RISKS

Investments in foreign and emerging markets carry special risks, including currency, political, regulatory and diplomatic risks.

     CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value.

     POLITICAL RISK. Political actions, events or instability may result in unfavorable changes in the value of a security.

     REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

     DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

     EUROPEAN ECONOMIC AND MONETARY UNION. Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU") which as of January 1, 1999, adopted the euro as a common currency. The national currencies will be sub-currencies of the euro until July 1, 2002, at which time these currencies will disappear entirely. Other European countries may adopt the euro in the future.

     The introduction of the euro presents some uncertainties and possible risks, which could adversely affect the value of securities held by the Fund.

     EMU countries, as a single market, may affect future investment decisions of the Fund. As the euro is implemented, there may be changes in the relative strength and value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. The euro transition by EMU countries - present and future - may affect the fiscal and monetary levels of those participating countries. There may be increased levels of price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. The outcome of these uncertainties could have unpredictable effects on trade and commerce and result in increased volatility for all financial markets.

EMERGING MARKETS RISK

All of the countries in Latin America are considered to be emerging markets. Investments in emerging markets carry additional risks beyond typical investments in foreign securities. Emerging markets are countries that the international financial community considers to have developing economies and securities markets that are not as established as those in the United States. Emerging markets are generally considered to include every country in the world except the United States, Canada, Japan, Australia, New Zealand and nations in Western Europe (other than Greece, Portugal and Turkey).

Investments in emerging markets have a higher degree of risk than investments in more established markets. These countries generally have a greater degree of social, political and economic instability than do developed markets. Governments of emerging market countries tend to exercise more authority over private business activities, and, in many cases, either own or control large businesses in those countries. Businesses in emerging markets may be subject to nationalization or confiscatory tax legislation that could result in investors - including the Fund - losing their entire investment. Emerging markets often have a great deal of social tension. Authoritarian governments and military involvement in government is common. In such markets, there is often social unrest, including insurgencies and terrorist activities.

Economically, emerging markets are generally dependent upon foreign trade and foreign investment. Many of these countries have borrowed significantly from foreign banks and governments. These debt obligations can affect not only the economy of a developing country, but its social and political stability.

MARKET RISK

Equity stock prices vary and may fall, thus reducing the value of the Fund's investment. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of large businesses with outstanding securities worth $5 billion or more have less volatility than those of mid-size businesses with outstanding securities worth more than $1 billion, or small businesses with outstanding securities worth less than $1 billion.

CREDIT RISK

The Fund may invest in debt instruments, such as notes, bonds and commercial paper. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.

INTEREST RATE RISK

Changes in interest rates will affect the resale value of debt securities held in the Fund's portfolio. In general, as interest rates rise, the resale value of debt securities decreases; as interest rates decline, the resale value of debt securities generally increases. Debt securities with longer maturities usually are more sensitive to interest rate movements.

DURATION RISK

Duration is a measure of a debt security's sensitivity to interest rate changes. Duration is usually expressed in terms of years, with longer durations usually more sensitive to interest rate fluctuations.

LIQUIDITY RISK

The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

COUNTERPARTY

This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

LACK OF TIMELY INFORMATION RISK

Timely information about a security or its issuer may be unavailable, incomplete or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

The  Fund  generally   invests  in  equity  securities  of  Latin  American
companies. However, in an effort to diversify its holdings and provide some protection against the risk of other investments, the Fund also may invest in other types of securities and other financial instruments, as indicated in the chart below. These investments, which at any given time may constitute a significant portion of the Fund's portfolio, have their own risks.


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INVESTMENT                                      RISKS
--------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS (ADRS)             Market, Information, Political,
These are securities issued by U.S. banks that  Regulatory, Diplomatic,
represent shares of foreign corporations held   Liquidity and Currency Risks
by those banks. Although traded in U.S.
securities markets and valued in U.S. dollars,
ADRs carry most of the risks of investing
directly in foreign securities.
--------------------------------------------------------------------------------
COUNTRY FUNDS
Closed-end mutual funds that invest in the      Market, Information, Political,
securities of particular countries may be       Regulatory, Diplomatic,
used when non-residents may not invest          Liquidity and Currency Risks
directly in securities of companies in those
countries. Country funds have operating
expenses, including management fees, which
reduce the investment return.
--------------------------------------------------------------------------------
DELAYED DELIVERY OR WHEN-ISSUED SECURITIES
Ordinarily, the Fund purchases securities and   Market and
pays for them in cash at the normal trade       Interest Rate
settlement time. When the Fund purchases a      Risks
delayed delivery or when-issued  security, it
promises to pay in the future for example,
when the security is actually available for
delivery to the Fund. The Fund's obligation
to pay and the interest rate it receives, in
the case of debt securities, usually are
fixed when the Fund promises to pay. Between the
date the Fund promises to pay and the date the
securities are actually received, the Fund
receives no interest on its investment, and
bears the risk that the market value of the
when-issued security may decline.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT                                      RISKS
--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS              Currency, Political,
A contract to exchange an amount of currency    Diplomatic,
on a date in the future at an agreed-upon       Counterparty and
exchange rate might be used by the Fund to      Regulatory Risks
hedge against changes in foreign currency
exchange rates when the Fund invests in
foreign securities.  Does not reduce price
fluctuations in foreign securities, or prevent
losses if the prices of those securities
decline.
--------------------------------------------------------------------------------
ILLIQUID SECURITIES
A security that cannot be sold quickly at its   Liquidity Risk
fair value.
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A contract under which the seller of a          Credit and Counter-
security agrees to buy it back at an            party Risks
agreed-upon price and time in the future.
--------------------------------------------------------------------------------
RULE 144A SECURITIES
Securities that are not registered, but         Liquidity Risk
which are bought and sold solely by
institutional investors.  The Fund
considers many Rule 144A securities to
be "liquid," although the market for
such securities typically is less active
than the public securities markets.
--------------------------------------------------------------------------------

[ARROW ICON] TEMPORARY DEFENSIVE POSITIONS

When  securities   markets  or  economic   conditions  are  unfavorable  or
unsettled, we might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high quality money market instruments like short-term U.S. government obligations, commercial paper or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

[INVESCO ICON] FUND MANAGEMENT

INVESTMENT ADVISER

INVESCO IS A SUBSIDIARY OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $296 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

INVESCO, located at 7800 East Union Avenue, Denver, Colorado, is the investment adviser of the Fund. INVESCO was founded in 1932 and manages over $24.1 billion for more than 930,000 shareholders of 44 INVESCO mutual funds. INVESCO performs a wide variety of other services for the Fund, including administrative and transfer agency functions (the processing of purchases, sales and exchanges of Fund shares).

IAML is the sub-adviser to the Fund.

A wholly owned subsidiary of INVESCO, INVESCO Distributors, Inc. ("IDI"), is the Fund's distributor and is responsible for the sale of the Fund's shares.

INVESCO, IAML and IDI are subsidiaries of AMVESCAP PLC.

The following table shows the fee the Fund paid to INVESCO for its advisory services in the fiscal year ended July 31, 1999:


--------------------------------------------------------------------------------
                                        ADVISORY FEE AS A PERCENTAGE OF AVERAGE
  FUND                                      ANNUAL NET ASSETS UNDER MANAGEMENT
--------------------------------------------------------------------------------
  INVESCO Latin American Growth Fund    0.75%

[INVESCO ICON] PORTFOLIO MANAGER

The Fund is managed on a day-to-day basis by IAML, which serves as sub-adviser to the Fund. The following person is primarily responsible for the day-to-day management of the Fund:

DAVID MANUEL has been the portfolio manager of the Fund since 1998 and a fund manager with INVESCO GT Asset Management since 1997, specializing in Latin American equities. David was previously a senior fund manager with Abbey-Life Investment Services. He received a B.A. (Hons) from Cambridge University and a Ph.D. from London University.

[INVESCO ICON] POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUND FOR SHORT-TERM TRADING PURPOSES.

The Fund offers shareholders the potential to increase the value of their capital over time. Like most mutual funds, the Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance. The Fund seeks to minimize risk by investing in many different companies in a variety of industries.

SUITABILITY FOR INVESTORS

Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Fund is most suitable for investors who:
o  are willing to grow their capital over the long-term (at least five years).
o  can accept the additional risks associated with international investing.
o understand that shares of the Fund can, and likely will, have daily price fluctuations.
o are investing in tax-deferred retirement accounts, such as Traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Fund if you are:
o  primarily seeking current dividend income.
o  unwilling to accept potentially daily changes in the price of Fund shares.
o  speculating on short-term fluctuations in the stock markets.
o are uncomfortable with the special risks associated with international investing.

[INVESCO ICON] SHARE PRICE

CURRENT  MARKET  VALUE OF FUND ASSETS
+ ACCRUED  INTEREST AND DIVIDENDS
- FUND DEBTS,
INCLUDING ACCRUED EXPENSES
-------------------------------
/ NUMBER OF SHARES
= YOUR SHARE PRICE (NAV).

The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. INVESCO determines the market value of each investment in the Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of trading on that exchange (normally 4:00 p.m. Eastern time). Therefore, shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends and national holidays in the U.S.

NAV is calculated by adding together the current market price of all of the Fund's investments and other assets, including accrued interest and dividends; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares.

All purchases, sales and exchanges of Fund shares are made by INVESCO at the NAV next calculated after INVESCO receives proper instructions from you to purchase, redeem or exchange shares of the Fund. Your instructions must be received by INVESCO no later than the close of the NYSE to effect transactions at that day's NAV. If INVESCO hears from you after that time, your instructions will be processed at the NAV calculated at the end of the next day that the NYSE is open.

Foreign securities exchanges, which set the prices for foreign securities held by the Fund, are not always open the same days as the NYSE, and may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE and not by overseas exchanges. In this situation, the Fund would not calculate NAV on Thanksgiving Day (and INVESCO would not buy, sell or exchange shares for you on that day), even though activity on foreign exchanges could result in changes in the value of investments held by the Fund on that day.

[INVESCO ICON] HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY, 4:00 P.M. EASTERN TIME.

The following chart shows several convenient ways to invest in the Fund. There is no charge to invest when you make transactions directly through

INVESCO. However, upon a redemption or an exchange of shares held three months or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 2% of the current net asset value of the shares being exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. If you invest in the Fund through a securities broker, you may be charged a commission or transaction fee for either purchases or sales of Fund shares. For all new accounts, please send a completed application form, and specify the fund or funds you wish to purchase.

INVESCO reserves the right to increase, reduce or waive the Fund's minimum investment requirements in its sole discretion if it determines this action is in the best interests of the Fund's shareholders. INVESCO also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange.

MINIMUM INITIAL INVESTMENT. $1,000, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retirement plans, including IRAs.

MINIMUM  SUBSEQUENT  INVESTMENT.   $50  (Minimums  are  lower  for  certain
retirement plans.)

EXCHANGE POLICY. You may exchange your shares in the Fund for those in another INVESCO mutual fund on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

We have the following policies governing exchanges:

o Both fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
o    You may make up to four exchanges out of the Fund per 12-month period.
o The Fund reserves the right to reject any exchange request, or to modify or terminate the exchange policy, if it is in the best interests of the Fund and its shareholders. Notice of all such modifications or termination that affect all shareholders of the Fund will be given at least 60 days prior to the effective date of the change, except in unusual instances, including a suspension of redemption of the exchanged security under Section 22(e) of the Investment Company Act of 1940.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the fund into which you wish to exchange are temporarily stopped.

Please remember that if you pay by check or wire and your funds do not clear, you will be responsible for any related loss to the Fund or INVESCO. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

REDEMPTION  FEE. If you exchange or redeem shares of the Fund after holding them three months or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 2% of the current net asset value of the shares being exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. This fee is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is currently waived for institutional, qualified retirement plan and other shareholders investing through omnibus accounts, due to certain economies associated with these accounts. However, the Fund reserves the right to impose redemption fees on shares held by such shareholders at any time, if warranted by the Fund's future cost of processing redemptions. The redemption fee may be modified or discontinued at any time or from time to time. This fee is not a deferred sales charge, is not a commission paid to INVESCO and does not benefit INVESCO in any way. The fee applies to redemptions from the Fund and exchanges into any of the other no-load mutual funds that are also advised by INVESCO and distributed by IDI. The Fund will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than three months, the redemption/exchange fee will be assessed on the current net asset value of those shares.

INTERNET TRANSACTIONS. Investors may open new accounts, exchange and redeem shares of any INVESCO Fund through the INVESCO Web site. To utilize this service, you will need a web browser (presently Netscape version 1.2 or higher, or Internet Explorer version 2.0 or higher) and the ability to utilize the INVESCO Web site. INVESCO will accept Internet purchase instructions only for exchanges or if the purchase price is paid to INVESCO through debiting your bank account, and any Internet cash redemptions will be paid only to the same bank account from which the payment to INVESCO originated. INVESCO imposes a limit of $25,000 on Internet purchase and redemption transactions. You may also download an application to open an account from the Web site, complete it by hand, and mail it to INVESCO, along with a check.

INVESCO employs reasonable procedures to confirm that transactions entered into over the Internet are genuine. These procedures include the use of alphanumeric passwords, secure socket layering, encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. In order to enter into a transaction on the INVESCO Web site, you will need an account number, your Social Security Number and an alphanumeric password. If INVESCO follows these procedures, neither INVESCO, its affiliates nor any Fund will be liable for any loss, liability, cost or expense for following instructions communicated via the Internet that are reasonably believed to be genuine or that follow INVESCO's security procedures. By entering into the user's agreement with INVESCO to open an account through our Web site, you lose certain rights if someone gives fraudulent or unauthorized instructions to INVESCO that result in a loss to you.



METHOD                    INVESTMENT MINIMUM             PLEASE REMEMBER
--------------------------------------------------------------------------------
BY CHECK                  $1,000 for regular
Mail to:                  accounts;
INVESCO Funds Group,      $250 for an IRA;
Inc.,                     $50 minimum for
P.O. Box 173706,          each subsequent
Denver, CO 80217-3706.    invest ment.
You may send your check
by overnight courier to:
7800 E. Union Ave.
Denver, CO 80237.

METHOD                    INVESTMENT MINIMUM             PLEASE REMEMBER
--------------------------------------------------------------------------------
BY TELEPHONE OR WIRE      $1,000                         Payment must be
Call 1-800-525-8085 to                                   received within 3
request your purchase.                                   business days, or the
Then send your                                           transaction maay be
check by overnight                                       cancelled.
courier to our
street address: 7800 E.
Union Ave., Denver, CO
80237. Or you may send
your payment by
bank wire (call INVESCO
for instructions).
--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH     $50                            You must forward your
Call 1-800-525-8085 to                                   bank account
request your pur-                                        information to INVESCO
chase.  INVESCO will                                     prior to using this
move money from your                                     option.
designated bank/credit
union checking or
savings account in order
to purchase shares, upon
your telephone instruc-
tions, whenever you wish.
--------------------------------------------------------------------------------
BY INTERNET               $1,000 for regular             You will need a web
Go to the INVESCO Web     accounts; $250 for             browser to utilize
site at www.invesco.com   an IRA; $50                    this service. Internet
                          minimum for each               purchase transactions
                          subsequent invest-             are limited to $25,000.
                          ment.
--------------------------------------------------------------------------------
REGULAR INVESTING WITH    $50 per month for              Like all regular
EASIVEST                  EasiVest; $50                  investment plans, nei-
OR DIRECT PAYROLL         per pay period for             ther EasiVest nor
PURCHASE                  Direct Payroll                 Direct Payroll Pur-
You may enroll on your    Purchase. You may              chase ensures a profit
fund application, or call start or stop your             or protects against
us for a separate form    regular investment             loss in a falling
and more details.         plan at any time,              market. Because you'll
Investing the same        notice to INVESCO.             invest continually,
amount on a monthly                                      regardless of varying
basis allows you to                                      price levels, consider
buy more shares when                                     your financial ability
prices are low and                                       to keep buying through
fewer shares when                                        low price levels.  And
prices are high.                                         remember that you will
This "dollar cost                                        lose money if you
averaging" may help                                      redeem your shares when
offset market                                            the market value of all
fluctuations. Over a                                     your shares is less
period of time, your                                     than their cost.
average cost per share
may be less than the
actual average value
per share.
--------------------------------------------------------------------------------
BY PAL(R)                 $1,000 (The exchange           Be sure to write down
Your "Personal Account    minimum is $250 for            the confirmation
Line" is available        subsequent purchases           number provided by
for subsequent            requested by telephone).       PAL(R). Payment must be
purchases and                                            received within 3
exchanges 24 hours                                       business days, or the
a day. Simply call                                       transaction may be
1-800-424-8085.                                          cancelled.

METHOD                    INVESTMENT MINIMUM             PLEASE REMEMBER
--------------------------------------------------------------------------------
BY EXCHANGE               $1,000 to open a               See "Exchange Policy."
Between two INVESCO       new account; $50
funds. Call               for written
1-800-525-8085 for        requests to pur-
prospectuses of           chase additional
other INVESCO funds.      shares for an
Exchanges                 existing account.
may be made by phone or   (The exchange
at our                    minimum is $250
Web site at               for exchanges
www.invesco.com. You      requested by
may also establish an     telephone.)
automatic
monthly exchange
service between
two INVESCO funds; call
us for further details
and the correct form.


DISTRIBUTION EXPENSES. We have adopted a Plan and Agreement of Distribution (commonly known as a "12b-1 Plan") for the Fund. The 12b-1 fees paid by the Fund are used to defray all or part of the cost of preparing and distributing prospectuses and promotional materials, as well as to pay for certain distribution-related and other services. These services include compensation to third party brokers, financial advisers and financial services companies that sell Fund shares and/or service shareholder accounts.

Under the Plan, the Fund's payments are limited to an amount computed at an annual rate of 0.25% of the Fund's average net assets. If distribution expenses for the Fund exceed these computed amounts, INVESCO pays the difference.

[INVESCO ICON] YOUR ACCOUNT SERVICES

INVESCO PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

SHAREHOLDER ACCOUNTS. INVESCO maintains your share account, which contains your current Fund holdings. The Fund does not issue share certificates. Quarterly Investment Summaries. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.

TRANSACTION CONFIRMATIONS. You receive detailed confirmations of individual purchases, exchanges and sales. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions are confirmed on your quarterly Investment Summaries.

TELEPHONE TRANSACTIONS. You may buy, exchange and sell Fund shares by telephone, unless you specifically decline these privileges when you fill out the INVESCO new account application.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT OUR WEB SITE, WWW.INVESCO.COM.

Unless you decline the telephone transaction privileges,  when you fill out and sign the new  account  Application,  a Telephone  Transaction  Authorization
Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to INVESCO that result in a loss to you. In general, if INVESCO has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, INVESCO is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

IRAS AND OTHER RETIREMENT PLANS. Shares of any INVESCO mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call INVESCO for information and forms to establish or transfer your existing retirement plan or account.

[INVESCO ICON] HOW TO SELL SHARES

The following chart shows several convenient ways to sell your Fund shares. Shares of the Fund may be sold at any time at the next NAV calculated after your request to sell in proper form is received by INVESCO. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

If you own shares in more than one INVESCO fund, please specify the fund whose shares you wish to sell. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While INVESCO attempts to process telephone redemptions promptly, there may be times particularly in periods of severe economic or market disruption - when you may experience delays in redeeming shares by phone.

INVESCO usually mails you the proceeds from the sale of Fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your INVESCO fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to 15 days.

If you participate in EasiVest, the Fund's automatic monthly investment program, and sell all of the shares in your account, we will not make any additional EasiVest purchases unless you give us other instructions.

Because of the Fund's expense structure, it costs as much to handle a small account as it does to handle a large one. If the value of your account in the Fund falls below $250 as a result of your actions (for example, sale of your Fund shares), the Fund reserves the right to sell all of your shares, send the proceeds of the sale to you and close your account. Before this is done, you will be notified and given 60 days to increase the value of your account to $250 or more.

METHOD                    REDEMPTION MINIMUM             PLEASE REMEMBER
--------------------------------------------------------------------------------
BY TELEPHONE              $250 (or, if less,             INVESCO's telephone
Call us toll-free at:     full liquidation of            redemption privileges
1-800-525-8085.           the account) for a             may be modified or
                          redemption check;              terminated in the
                          $1,000 for a wire to           future at INVESCO's
                          your bank of record.           discretion.
                          The maximum amount
                          which may be redeemed
                          by telephone is
                          generally $25,000.
--------------------------------------------------------------------------------
IN WRITING                Any amount.                    The redemption
Mail your request to                                     request must be
INVESCO Funds Group,                                     signed by all
Inc., P.O. Box                                           registered account
173706, Denver, CO                                       owners. Payment will
80217-3706. You may                                      be mailed to your
also send your                                           address as it appears
request by overnight                                     on INVESCO's records,
courier to 7800 E.                                       or to a bank
Union Ave.,                                              designated by you in
Denver, CO 80237.                                        writing.
--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH     $50                            You must forward your
Call 1-800-525-8085                                      bank account
to request your                                          information to
redemption.  INVESCO                                     INVESCO prior to
will automatically                                       using this option.
pay the proceeds into
your designated bank
account.
--------------------------------------------------------------------------------
BY INTERNET               None                           You will need a web
Go to the INVESCO Web                                    browser to utilize
site at                                                  this service.
www.invesco.com                                          Internet redemption
                                                         transactions are
                                                         limited to $25,000.
--------------------------------------------------------------------------------
BY EXCHANGE               $250 for exchanges             See "Exchange Policy."
Between two INVESCO       requested by                   When opening a new
funds. Call               telephone.                     account, investment
1-800-525-8085 for                                       minimums apply.
prospectuses of other
INVESCO  funds.
Exchanges  may  be
made  by  phone  or
at  our  Web  site  at
www.invesco.com.  You
may also establish an
automatic  monthly
exchange service
between two INVESCO
funds; call us for
further details and
the correct form.

METHOD                    REDEMPTION MINIMUM             PLEASE REMEMBER
--------------------------------------------------------------------------------
PERIODIC WITHDRAWAL       $100 per payment on a          You must have at
PLAN                      monthly or quarterly           least $10,000 total
You may call us to        basis. The redemption          invested with the
request the               check may be made              INVESCO funds with at
appropriate form and      payable to any party           least $5,000 of that
more informa tion at      you designate.                 total invested in the
1-800-525-8085.                                          fund from which
                                                         withdrawals will be
                                                         made.
--------------------------------------------------------------------------------
PAYMENT TO THIRD          Any amount.                    All registered
PARTY                                                    account owners must
Mail your request to                                     sign the request,
INVESCO                                                  with signature
Funds Group, Inc.,                                       guarantees from an
P.O. Box 173706,                                         eligible guarantor
Denver, CO 80217-3706.                                   financial
                                                         institution, such as
                                                         a commercial bank or a
                                                         recognized national or
                                                         regional securities
                                                         firm.

[GRAPH ICON] TAXES

Everyone's tax status is unique. We encourage you to consult your own tax adviser on the tax impact to you of investing in the Fund.

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

The Fund customarily  distributes to its shareholders  substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of the Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the policy of the Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and the Fund's qualification as a regulated investment company, it is anticipated that the Fund will not pay any federal income or excise taxes. Instead, the Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.

However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by the Fund in your taxable income for federal, state and local income tax purposes. You also may realize capital gains or losses when you sell shares of the Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the Fund or other INVESCO funds.

If you have not provided INVESCO with complete, correct tax information, the Fund is required by law to withhold 31% of your distributions and any money that you receive from the sale of shares of the Fund as a backup withholding tax.

We will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

[GRAPH ICON] DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund earns ordinary or investment income from dividends and interest on its investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders quarterly, or at such other times as the Fund may elect.

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT ACCOUNTS).

The Fund also realizes capital gains and losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in December.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long the Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at the maximum capital gains rate, currently 20% for individuals.

Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares. The Fund's NAV will drop by the amount of the distribution on the day the distribution is made. If you buy shares of the Fund just before a distribution is declared, you may wind up "buying a distribution." This means that if the Fund makes a capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Most shareholders want to avoid this. And, if you sell your shares at a loss for tax purposes and purchase a substantially identical investment within 30 days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss.

Dividends and capital gain distributions paid by the Fund are automatically reinvested in additional Fund shares at the NAV on the ex-dividend date, unless you choose to have them automatically reinvested in another INVESCO fund or paid to you by check or electronic funds transfer. If you choose to be paid by check, the minimum amount of the check must be at least $10; amounts less than that will be automatically reinvested. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, may be subject to federal income tax.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in INVESCO Specialty Funds, Inc.'s 1999 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting IDI at the address or telephone number on the back cover of this Prospectus.

                                                                             PERIOD ENDED
                                    YEAR ENDED JULY 31                            JULY 31
-----------------------------------------------------------------------------------------
LATIN AMERICAN GROWTH            1999        1998        1997          1996       1995(a)
FUND
PER SHARE DATA
Net Asset                      $11.18      $18.37      $12.86        $11.69        $10.00
Value-Beginning of
Period
-----------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT OPERATIONS
Net Investment Income            0.04        0.00        0.13          0.08          0.02
 (Loss)(b)
Net Gains or (Losses)
 on Securities
 (Both Realized and            (2.83)      (5.41)        5.88          1.62          1.69
 Unrealized)
-----------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT          (2.79)      (5.41)        6.01          1.70          1.71
OPERATIONS
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net               0.02        0.00        0.14          0.09          0.02
 Investment Income(c)
Distributions from               0.00        1.02        0.36          0.44          0.00
 Capital Gains
In Excess of Capital             0.11        0.76        0.00          0.00          0.00
 Gains
-----------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS              0.13        1.78        0.50          0.53          0.02
-----------------------------------------------------------------------------------------
Net Asset Value -- End          $8.26      $11.18      $18.37        $12.86        $11.69
 of Period
=========================================================================================
TOTAL RETURN(d)              (24.87%)    (30.64%)      48.06%        15.27%     17.09%(e)

RATIOS
Net Assets-End of             $23,568     $34,725    $130,272       $32,064        $7,423
 Period ($000
 Omitted)
Ratio of Expenses to         2.17%(g)    1.99%(g)    1.76%(g)      2.14%(g)      2.00%(h)
 Average Net
 Assets(f)
Ratio of Net                    0.52%       0.00%       1.35%         1.26%      0.79%(h)
 Investment Income
 to Average Net
 Assets(f)
Portfolio Turnover Rate           90%         33%         72%           29%        30%(e)


(a) From February 15, 1995,  commencement of investment operations,  to July 31,1995.
(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended July 31, 1998.
(c) Distributions in excess of net investment income for the year ended July 31,
    1998, aggregated less than $0.01 on a per share basis.
(d) The  applicable  redemption  fees  are not  included  in the  Total  Return calculation.
(e) Based on operations for the period shown and, accordingly, are not representative of a full year.
(f) Various expenses of the Fund were  voluntarily  absorbed by INVESCO and IAML for the year ended July 31, 1999 and the period ended July 31, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.39% and 4.49% (annualized), respectively, and ratio of net investment  income to average net assets  would have been  (0.70%)
    and (1.70%) (annualized), respectively.
(g) Ratio is based upon Total  Expenses of the Fund,  less Expenses  absorbed by
    INVESCO and IAML,  where applicable,  which is  before  any  expense  offset arrangements.
(h) Annualized.


October 31, 1999

INVESCO INTERNATIONAL FUNDS, INC.
INVESCO LATIN AMERICAN GROWTH Fund

You may obtain additional information about the Fund from several sources:

FINANCIAL   REPORTS.   Although  this   Prospectus   describes  the  Fund's
anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as market and general economic trends affecting the Fund's performance. The annual report also includes the report of the Fund's independent accountants.

STATEMENT OF ADDITIONAL INFORMATION. The SAI, dated October 31, 1999, is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

INTERNET. The current Prospectus of the Fund may be accessed through the INVESCO Web site at www.invesco.com. In addition, the Prospectus, SAI, annual report and semiannual report of the Fund are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectus, SAI, annual report or semiannual report, write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; or call 1-800-525-8085. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. Information on the Public Reference Section can be obtained by calling 1-800-SEC-0330. The SEC file numbers for the Fund are 811-7758 and 033-63498.












811-7758

                      STATEMENT OF ADDITIONAL INFORMATION

                        INVESCO INTERNATIONAL FUNDS, INC.

                       INVESCO Latin American Growth Fund

Address:                                  Mailing Address:

7800 E. Union Ave., Denver, CO 80237      P.O. Box 173706, Denver, CO 80217-3706

                                   Telephone:

                       In continental U.S., 1-800-525-8085




                                October 31, 1999

--------------------------------------------------------------------------------

A Prospectus for INVESCO Latin American Growth Fund dated October 31, 1999 provides the basic information you should know before investing in the Fund. This Statement of Additional Information ("SAI") is incorporated by reference into the Fund's Prospectus; in other words, this SAI is legally part of the Fund's Prospectus. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus.

You may obtain, without charge, copies of the current Prospectus of the Fund, SAI and current annual and semiannual reports by writing to INVESCO Distributors, Inc., P.O. Box 173706, Denver, CO 80217-3706 , or by calling 1-800-525-8085. The Prospectus for the Fund is also available through the INVESCO Web site at www.invesco.com.

TABLE OF CONTENTS


The Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25

Investments, Policies and Risks. . . . . . . . . . . . . . . . . . . 25

Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . 43

Management of the Funds. . . . . . . . . . . . . . . . . . . . . . . 45

Other Service Providers. . . . . . . . . . . . . . . . . . . . . . . 65

Brokerage Allocation and Other Practices . . . . . . . . . . . . . . 66

Capital Stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . 67

Tax Consequences of Owning Shares of the Fund. . . . . . . . . . . . 68

Performance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 70

Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . 73

Appendix A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 74

THE COMPANY

The Company  was  incorporated  under the laws of Maryland on April 2, 1993.  On
October 29, 1999, the Company assumed all of the assets and liabilities of INVESCO Latin American Growth Fund, a series of INVESCO Specialty Funds, Inc.

The Company is an open-end, diversified, no-load management investment company currently consisting of four portfolios of investments: INVESCO European Fund, INVESCO International Blue Chip Fund, INVESCO Latin American Growth Fund, and INVESCO Pacific Basin Fund (the "Funds"). This Statement of Additional Information ("SAI") pertains only to INVESCO Latin American Growth Fund (the "Fund"). Additional funds may be offered in the future.

"Open-end" means that the Fund issues an indefinite number of shares which it continuously offers to redeem at net asset value per share ("NAV"). A
"management" investment company actively buys and sells securities for the portfolio of the Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Funds) are commonly referred to as mutual funds. The Fund does not charge sales fees to purchase its shares. However, the Fund does pay a 12b-1 distribution fee which is computed and paid monthly at an annual rate of 0.25% of the Fund's average net assets.

INVESTMENTS, POLICIES AND RISKS

The principal investments and policies of the Fund are discussed in the Prospectus of the Fund. The Fund also may invest in the following securities and engage in the following practices.

ADRs -- American Depository Receipts, or ADRs, are securities issued by American banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives the Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company.

Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities.

CERTIFICATES OF DEPOSIT IN FOREIGN BANKS AND U.S. BRANCHES OF FOREIGN BANKS -- The Fund may maintain time deposits in and invest in U.S. dollar denominated CDs issued by foreign banks and U.S. branches of foreign banks. The Fund limits investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the board of directors. Investments in foreign securities involve special considerations.

There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by the U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting and auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Fund may also invest in bankers' acceptances, time deposits and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

COMMERCIAL PAPER -- Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. INVESCO Funds Group, Inc. ("INVESCO"), the Fund's adviser, will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either as interest-bearing or on a discounted basis, with maturities not exceeding 270 days.

DEBT SECURITIES -- Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested.

Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates.

The Fund may invest up to 35% of its portfolio in lower-rated securities commonly known as junk bonds. Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by the Fund's debt securities but will also increase the credit risk of those securities. A debt security is considered lower grade if it is rated Ba or less by Moody's or BB or less by S&P. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, INVESCO attempts to limit purchases of lower-rated securities to securities having an established secondary market.

Lower-rated securities by S&P (categories BB and B) include those which are predominantly speculative because of the issuer's perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody's or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody's (categories Ba, B and Caa) are of poorer quality and also have speculative characteristics. Bonds having equivalent ratings from other ratings services will have characteristics similar to those of the corresponding S&P and Moody's ratings. For a specific description of S&P and Moody's corporate bond rating categories, please refer to Appendix A.

The Fund may invest in zero coupon bonds and step-up bonds. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. The Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by the Fund.

DOMESTIC BANK OBLIGATIONS -- U.S. banks (including their foreign branches) issue certificates of deposit (CDs) and bankers' acceptances which may be purchased by the Fund if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Fund's credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). Bankers' acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

EQUITY SECURITIES -- The Fund may invest in common, preferred and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Owners of stock, such as the Fund, share in a corporation's earnings through dividends which may be declared by the corporation, although the receipt of dividends is not the principal benefit that the Fund seeks when it invests in stocks and similar instruments.

Instead, the Fund seeks to invest in stocks that will increase in market value and may be sold for more than the Fund paid to buy them. Market value is based upon constantly changing investor perceptions of what the company is worth compared to other companies. Although dividends are a factor in the changing market value of stocks, many companies do not pay dividends, or pay comparatively small dividends. The principal risk of investing in equity securities is that their market values fluctuate constantly, often due to factors entirely outside the control of the Fund or the company issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by the Fund to acquire it.

Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

The Fund also may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.

Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the market value of the convertible security generally will rise above investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

EUROBONDS AND YANKEE BONDS -- Bonds issued by foreign branches of U.S. banks ("Eurobonds") and bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

FOREIGN SECURITIES -- Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investments in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing and financial reporting standards that apply to U.S. companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges is generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. Investments in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for the Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

Securities traded on foreign markets are usually bought and sold in local currencies, not in U.S. dollars. Therefore, the market value of foreign securities acquired by the Fund can be affected -- favorably or unfavorably -- by changes in currency rates and exchange control regulations. Costs are incurred in converting money from one currency to another. Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors, all of which are outside the control of the Fund. Generally, the Funds' foreign currency exchange transactions will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

FUTURES, OPTIONS AND OTHER FINANCIAL INSTRUMENTS

GENERAL. As discussed in the Prospectus, the adviser and/or sub-adviser may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Fund's investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as "futures"), forward contracts, swaps, caps, floors and collars (collectively, "Financial Instruments"). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

Hedging strategies can be broadly categorized as "short" hedges and "long" or "anticipatory" hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in the Fund's portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, it relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund's portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Fund's ability to use Financial Instruments will be limited by tax considerations. See "Tax Consequences of Owning Shares of the Funds."

In addition to the instruments and strategies described below, the adviser and/or sub-adviser may use other similar or related techniques to the extent that they are consistent with the Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectus.

Special  Risks.   Financial  Instruments  and  their  use  involve  special
considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of the Fund. If the adviser and/or sub-adviser employs a Financial Instrument that correlates imperfectly with the Fund's investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that the Fund has entered.

(2) There might be imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The Funds are authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of the Fund's portfolio investments.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because the adviser and/or sub-adviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(5) As described below, the Fund is required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Cover. Positions in Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or to hold as segregated could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options. The Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See "Options on Indexes" below with regard to cash settlement of option contracts on index values.

The purchase of call options can serve as a hedge against a price rise of the underlier and the purchase of put options can serve as a hedge against a price decline of the underlier. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Options embody the possibility of large amounts of exposure, which will result in the Fund's net asset value being more sensitive to changes in the value of the related investment. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund's ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to the option's expiration. If the Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, the Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer's obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time the Fund learns what it has been assigned, the index may have declined. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. When the Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When the Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the "duration" (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of the Fund's fixed-income portfolio. If the adviser and/or sub-adviser wishes to shorten the duration of the Fund's fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the adviser and/or sub-adviser wishes to lengthen the duration of the Fund's fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, the Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as "marking-to-market." Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required to increase the level of initial margin deposits. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

Risks of Futures Contracts and Options Thereon. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Although stock index futures contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced. Additionally, the adviser and/or sub-adviser may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of the Fund's portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If the Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies--Special Considerations. The Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the adviser and/or sub-adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts and Foreign Currency Deposits. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long or anticipatory hedges. For example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contracts may also serve as short hedges. For example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the adviser anticipates that there will be a positive correlation between the two currencies.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

The precise matching of forward currency contract amounts and the value of the securities, dividends or interest payments involved generally will not be possible because the value of such securities, dividends or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts may substantially change the Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the adviser anticipates. There is no assurance that the adviser's and/or sub-adviser's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

The Fund may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Combined Positions. The Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

Turnover. The Fund's options and futures activities may affect their turnover rates and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. The Fund is authorized to enter into swaps, caps, floors and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

INVESTMENT COMPANY SECURITIES -- To manage their daily cash positions, the Fund may invest in securities issued by other investment companies that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share ("money market funds"). The Fund also may invest in Standard & Poor's Depository Receipts ("SPDRs") and shares of other investment companies. SPDRs are investment companies whose portfolios mirror the compositions of specific S&P indices, such as the S&P 500 and the S&P 400. SPDRs are traded on the American Stock Exchange. SPDR holders such as the Fund are paid a "Dividend Equivalent Amount" that corresponds to the amount of cash dividends accruing to the securities held by the SPDR Trust, net of certain fees and expenses. The Investment Company Act of 1940 limits investments in securities of other investment companies, such as the SPDR Trust. These limitations include, among others, that, subject to certain exceptions, no more than 10% of the Fund's total assets may be invested in securities of other investment companies and no more than 5% of its total assets may be invested in the securities of any one investment company. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

ILLIQUID SECURITIES -- Securities which do not trade on stock exchanges or in the over the counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that the Fund may have difficulty -- or may even be legally precluded from -- selling at any particular time. The Fund may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. The Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that the Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with registering the securities with the SEC, and otherwise obtaining listing on a securities exchange or in the over the counter market.

REITS -- Real Estate Investment Trusts are investment trusts that invest primarily in real estate and securities of businesses connected to the real estate industry.

REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements, or REPOs, on debt securities that the Fund is allowed to hold in its portfolio. This is a way to invest money for short periods. A REPO is an agreement under which the Fund acquires a debt security and then resells it to the seller at an agreed upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered as a loan collateralized by securities. The collateral securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by the Fund's custodian bank until the repurchase agreement is completed.

The Fund may enter into repurchase agreements with commercial banks, registered broker-dealers or registered government securities dealers that are creditworthy under standards established by the Company's board of directors. The Company's board of directors has established standards that the investment adviser and sub-adviser must use to review the creditworthiness of any bank, broker or dealer that is party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. The Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in these repurchase agreements and other illiquid securities.

As noted above, the Fund uses REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

RULE 144A SECURITIES -- The Fund also may invest in securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In recent years, a large institutional market has developed for many Rule 144A Securities. Institutional investors generally cannot sell these securities to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold to other institutional investors, or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that a Rule 144A Security is illiquid. Institutional markets for Rule 144A Securities may provide both reliable market values for Rule 144A Securities and enable the Fund to sell a Rule 144A investment when appropriate. For this reason, the Company's board of directors has concluded that if a sufficient institutional trading market exists for a given Rule 144A security, it may be considered "liquid," and not subject to the Fund's limitations on investment in restricted securities. The Company's board of directors has given INVESCO the day-to-day authority to determine the liquidity of Rule 144A Securities, according to guidelines approved by the board. The principal risk of investing in Rule 144A Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by the Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

SECURITIES LENDING -- The Fund may lend its portfolio securities. The advantage of lending portfolio securities is that the Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving interest from the borrower of the securities. The primary risk in lending portfolio securities is that a borrower may fail to return a portfolio security.

SOVEREIGN DEBT -- In certain emerging countries, the central government and its agencies are the largest debtors to local and foreign banks and others. Sovereign debt involves the risk that the government, as a result of political considerations or cash flow difficulties, may fail to make scheduled payments of interest or principal and may require holders to participate in rescheduling of payments or even to make additional loans. If an emerging country government defaults on its sovereign debt, there is likely to be no legal proceeding under which the debt may be ordered repaid, in whole or in part. The ability or willingness of a foreign sovereign debtor to make payments of principal and interest in a timely manner may be influenced by, among other factors, its cash flow, the magnitude of its foreign reserves, the availability of foreign exchanges on the payment date, the debt service burden to the economy as a whole, the debtor's then current relationship with the International Monetary Fund and its then current political constraints. Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance government programs, and may have other adverse social, political and economic consequences, including effects on the willingness of such countries to service their sovereign debt. An emerging country government's willingness and ability to make timely payments on its sovereign debt also are likely to be heavily affected by the country's balance of trade and its access to trade and other international credits. If a country's exports are concentrated in a few commodities, such country would be more significantly exposed to a decline in the international prices of one or more of such commodities. A rise in protectionism on the part of its trading partners, or unwillingness by such partners to make payment for goods in hard currency, could also adversely affect the country's ability to export its products and repay its debts. Sovereign debtors may also be dependent on expected receipts from such agencies and other abroad to reduce principal and interest arrearages on their debt. However, failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral agencies or others, to achieve specified levels of economic performance, or to make other debt payments when due, may cause third parties to termine their commitments to provide funds to the sovereign debtor, which may further impair such debtor's willingness or ability to service its debts.

The Fund may invest in debt securities issued under the "Brady Plan" in connection with restructurings in emerging country debt markets or earlier loans. These securities, often referred to as "Brady Bonds," are, in some cases, denominated in U.S. dollars and collateralized as to principal by U.S. Treasury zero coupon bonds have the same maturity. At least one year's interest payments, on a rolling basis, are collateralized by cash or other investments. Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emergin country debt securities. Brady Bonds are lower-rated bonds and highly volatile.

U.S. GOVERNMENT SECURITIES -- The Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of
Congress, such as Government National Mortgage Association ("GNMA") participation certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The Fund will invest in securities of such instrumentalities only when its investment adviser and sub-advisers are satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

WHEN-ISSUED/DELAYED DELIVERY -- Ordinarily, the Fund buys and sells securities on an ordinary settlement basis. That means that the buy or sell order is sent, and the Fund actually takes delivery or gives up physical possession of the security on the "settlement date," which is three business days later. However, the Fund also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by the Fund and payment and delivery take place at an agreed-upon time in the future. The Fund may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When the Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.  No payment  or  delivery  is made by the Fund  until it  receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect the Fund.

INVESTMENT   RESTRICTIONS.   The  Fund   operates   under   certain   investment
restrictions. For purposes of the following restrictions, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from the Fund.

The following restrictions are fundamental and may not be changed without prior approval of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund may not:

      1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

      2. with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
      (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

      3. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in connection with the disposition of the Fund's portfolio securities;

      4. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

      5. issue senior securities, except as permitted under the 1940 Act;

      6. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

      7. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments; or

      8. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

      9. the Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.

In addition, the Fund has the following non-fundamental policies, which may be changed without shareholder approval:

      A. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

      B. The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).

      C. The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

      D. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

      E. With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

In addition, the following non-fundamental policy applies, which may be changed without shareholder approval:

      Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.

MANAGEMENT OF THE FUND

THE INVESTMENT ADVISER

      INVESCO, a Delaware corporation, located at 7800 East Union Avenue, Denver, Colorado, is the Company's investment adviser. INVESCO was founded in 1932 and serves as an investment adviser to:

      INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.)
      INVESCO Combination Stock & Bond Funds, Inc. (formerly,
           INVESCO Flexible Funds, Inc.)
      INVESCO International Funds, Inc.
      INVESCO Money Market Funds, Inc.
      INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.) INVESCO Specialty Funds, Inc.

      INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc.) INVESCO Treasurer's Series Funds, Inc. (formerly, INVESCO
           Treasurer's Series Trust)
      INVESCO Variable Investment Funds, Inc.

As of September 30, 1999, INVESCO managed 44 mutual funds having combined assets of $24.1 billion, on behalf of more than 930,000 shareholders.

INVESCO is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $296 billion in assets under management on June 30, 1999.

AMVESCAP PLC's North American subsidiaries include:

      INVESCO Retirement and Benefit Services, Inc. ("IRBS"), Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors, institutional plan providers and foreign governments.

      INVESCO Retirement Plan Services ("IRPS"), Atlanta, Georgia, a division of IRBS, provides recordkeeping and investment selection services to defined contribution plan sponsors of plans with between $2 million and $200 million in assets. Additionally, IRPS provides investment consulting services to institutions seeking to provide retirement plan products and services.

      Institutional Trust Company, doing business as INVESCO Trust Company ("ITC"), Denver, Colorado, a division of IRBS, provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. This includes services such as recordkeeping, tax reporting and compliance. ITC acts as trustee or custodian to these plans. ITC accepts contributions and provides complete transfer agency functions: correspondence, sub-accounting, telephone communications and processing of distributions.

      INVESCO Capital Management, Inc., Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds.

      INVESCO Management & Research, Inc., Boston, Massachusetts, primarily manages pension and endowment accounts.

      PRIMCO Capital Management, Inc., Louisville, Kentucky, specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

      INVESCO Realty Advisors, Inc., Dallas, Texas, is responsible for providing advisory services in the U.S. real estate markets for AMVESCAP PLC's clients worldwide. Clients include corporate pension plans and public pension funds as well as endowment and foundation accounts.

      INVESCO (NY), Inc., New York, is an investment adviser for separately managed accounts, such as corporate and municipal pension plans, Taft-Hartley Plans, insurance companies, charitable institutions and private individuals. INVESCO NY further serves as investment adviser to several closed-end investment companies, and as sub-adviser with respect to certain commingled employee benefit trusts.

      A I M Advisors, Inc., Houston, Texas, provides investment advisory and administrative services for retail and institutional mutual funds.

      A I M Capital Management, Inc., Houston, Texas, provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of variable insurance companies.

      A I M Distributors, Inc. and Fund Management Company, Houston, Texas, are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M4YR, England.

THE INVESTMENT ADVISORY AGREEMENT

INVESCO serves as investment adviser to the Fund under an investment advisory agreement dated February 28, 1997 (the "Agreement") with the Company.

The Agreement requires that INVESCO manage the investment portfolio of the Fund in a way that conforms with the Fund's investment policies. INVESCO may directly manage the Fund itself, or may hire a sub-adviser, which may be an affiliate of INVESCO, to do so. Specifically, INVESCO is responsible for:

   o managing the investment and reinvestment of all the assets of the Fund, and executing all purchases and sales of portfolio securities;

   o maintaining a continuous  investment program for the Fund,  consistent with
     (i) the Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws and Registration Statement, as from time to time amended, under the 1940 Act, and in any prospectus and/or statement of additional information of the Fund, as from time to time amended and in use under the 1933 Act, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

  o determining what securities are to be purchased or sold for the Fund, unless otherwise directed by the directors of the Company, and executing transactions accordingly;

  o providing the Fund the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of a long-range investment policy now or hereafter generally available to the investment advisory customers of the adviser or any sub-adviser;

   o determining what portion of the Fund's assets should be invested in the various types of securities authorized for purchase by the Fund; and

   o making recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to the Fund's portfolio securities shall be exercised.

INVESCO also performs all of the following services for the Fund:

   o administrative

   o internal accounting (including computation of net asset value)

   o clerical and statistical

   o secretarial

   o all other services necessary or incidental to the administration of the affairs of the Fund

   o supplying the Company with officers, clerical staff and other employees

   o furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts

   o conducting periodic compliance reviews of the Fund's operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff or in conjunction with independent attorneys and accountants (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Fund)

   o supplying basic telephone service and other utilities

   o preparing and maintaining certain of the books and records required to be prepared and maintained by the Fund under the 1940 Act.

Expenses not assumed by INVESCO are borne by the Fund. As full compensation for its advisory services to the Company, INVESCO receives a monthly fee from the Fund. The fee is calculated at the annual rate of:

   o 0.75% on the first $500 million of the Fund's average net assets;

   o 0.65% on the next $500 million of the Fund's average net assets;

   o 0.55% of the Fund's average net assets from $1 billion;

   o 0.45% of the Fund's average net assets from $2 billion;

   o 0.40% of the Fund's average net assets from $4 billion;

   o 0.375% of the Fund's average net assets from $6 billion; and

   o 0.35% of the Fund's average net assets from $8 billion.

During the fiscal years ended July 31, 1999, 1998 and 1997, the Fund paid INVESCO advisory fees in the dollar amounts shown below. If applicable, the advisory fees were offset by credits in the amounts shown below, so that INVESCO's fees were not in excess of the expense limitations shown below, which have been voluntarily agreed to by the Company and INVESCO.

                        Advisory           Total Expense        Total Expense
                        Fee Dollars        Reimbursements       Limitations

July 31, 1999           $176,481            $286,269                2.00%
July 31, 1998           $552,409               N/A                  2.00%
July 31, 1997           $485,690               N/A                  2.00%


THE SUB-ADVISORY AGREEMENT

INVESCO Asset Management Limited ("IAML") serves as sub-adviser to the Fund pursuant to a sub-advisory agreement dated February 28, 1997.

The Sub-Agreement provides that IAML, subject to the supervision of INVESCO, shall manage the investment portfolio of the Fund in conformity with the Fund's investment policies. These management services include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Fund, consistent with (i) the Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws and Registration Statement, as from time to time amended, under the 1940 Act, as amended, and in any prospectus and/or statement of additional information of the Company, as from time to time amended and in use under the 1933 Act and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for the Fund, unless otherwise directed by the directors of the Company or INVESCO, and executing transactions accordingly; (d) providing the Fund the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of IAML; (e) determining what portion of the Fund's assets should be invested in the various types of securities authorized for purchase by the Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Company action and any other rights pertaining to the portfolio securities of the Fund shall be exercised.

The Sub-Agreements provide that, as compensation for its services, IAML shall receive from INVESCO, at the end of each month, a fee based upon the average daily value of the Fund's net assets. The fee is calculated at the following annual rates:

   o 0.30% on the first $500 million of the Fund's average net assets;

   o 0.26% on the next $500 million of the Fund's average net assets;

   o 0.22% of the Fund's average net assets from $1 billion;

   o 0.18% of the Fund's average net assets from $2 billion;

   o 0.16% of the Fund's average net assets from $4 billion;

   o 0.15% of the Fund's average net assets from $6 billion; and

   o 0.14% of the Fund's average net assets from $8 billion.

ADMINISTRATIVE SERVICES AGREEMENT

INVESCO, either directly or through affiliated companies, provides certain administrative, sub-accounting, and recordkeeping services to the Fund pursuant to an Administrative Services Agreement.

The Administrative Services Agreement was for an initial term expiring in one year and has been extended by action of the board of directors through May 15, 2000. The Administrative Services Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, including a majority of the Company's directors who are not affiliated with INVESCO ("Independent Directors"). The Administrative Services Agreement may be terminated at any time without penalty by INVESCO on sixty (60) days' written notice, or by the Fund upon thirty (30) days' written notice, and ends automatically in the event of an assignment unless the Company's board of directors, including a majority of the Company's Independent Directors, approves such assignment.

The Administrative Services Agreement requires INVESCO to provide the following services to the Fund:

   o such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Fund; and

   o such  sub-accounting,   recordkeeping,   and  administrative  services  and
     functions, which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

As full compensation for services provided under the Administrative Services Agreement, the Fund pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of the Fund prior to May 13, 1999, and 0.045% per year of the average net assets of the Fund effective May 13, 1999.

TRANSFER AGENCY AGREEMENT

INVESCO also performs transfer agent, dividend disbursing agent, and registrar services for the Fund pursuant to a Transfer Agency Agreement.

The Transfer Agency Agreement provides that the Fund pay INVESCO an annual fee of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in the Fund at any time during each month.

FEES PAID TO INVESCO

For the fiscal years ended July 31, 1999, 1998 and 1997, the Fund paid the following fees to INVESCO (prior to the absorption of certain Fund expenses by INVESCO):

Type of Fee                         1999             1998              1997
-----------                         ----             ----              ----
Advisory                            $176,481         $552,409          $485,690
Administrative Services             $ 15,500           21,048            19,714
Transfer Agency                     $320,395          338,846           177,930

DIRECTORS AND OFFICERS OF THE COMPANY

The overall direction and supervision of the Company come from the board of directors. The board of directors is responsible for making sure that the Fund's general investment policies and programs are carried out and that the Fund is properly administered.

The board of directors has an audit committee comprised of four Independent Directors. The committee meets quarterly with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

The Company has a  management  liaison  committee  which  meets  quarterly  with various management personnel of INVESCO in order to facilitate better understanding of management and operations of the Company, and to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.

The Company has a soft dollar brokerage committee. The committee meets periodically to review soft dollar and other brokerage transactions by the Fund, and to review policies and procedures of INVESCO with respect to brokerage transactions. It reports on these matters to the Company's board of directors.

The Company has a derivatives committee. The committee meets periodically to review derivatives investments made by the Fund. It monitors derivatives usage by the Fund and the procedures utilized by INVESCO to ensure that the use of such instruments follows the policies on such instruments adopted by the Company's board of directors. It reports on these matters to the Company's board of directors.

The officers of the Company, all of whom are officers and employees of INVESCO, are responsible for the day-to-day administration of the Company and the Fund. The officers of the Company receive no direct compensation from the Company or the Fund for their services as officers. INVESCO has the primary responsibility for making investment decisions on behalf of the Fund. These investment decisions are reviewed by the investment committee of INVESCO.

All of the officers and directors of the Company hold comparable positions with the following funds, which, with the Company, are collectively referred to as the "INVESCO Funds":

      INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.)
      INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO
           Flexible Funds, Inc.)
      INVESCO International Funds, Inc.
      INVESCO Money Market Funds, Inc.
      INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.) INVESCO Specialty Funds, Inc.
      INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc.)
      INVESCO Treasurer's Series Funds, Inc. (formerly, INVESCO
           Treasurer's Series Trust)
      INVESCO Variable Investment Funds, Inc.

The table below provides information about each of the Company's directors and officers. Unless otherwise indicated, the address of the directors and officers is P.O. Box 173706, Denver, CO 80217-3706 . Their affiliations represent their principal occupations.

                            Position(s) Held          Principal Occupation(s)
Name, Address, and Age      With Company              During Past Five Years

Charles W. Brady *+         Director and              Chairman   of  the   Board  of
1315 Peachtree St., N.E.    Chairman of the Board     INVESCO Global Health Sciences
Atlanta, Georgia                                      Fund; Chief Executive  Officer
Age:  64                                              and Director of AMVESCAP  PLC,
                                                      London,  England  and  various
                                                      subsidiaries of AMVESCAP PLC.

Fred A. Deering +#          Director and Vice         Trustee  of   INVESCO   Global
Security Life Center        Chairman of the Board     Health      Sciences     Fund;
1290 Broadway                                         formerly,   Chairman   of  the
Denver, Colorado                                      Executive     Committee    and
Age:  71                                              Chairman   of  the   Board  of
                                                      Security    Life   of   Denver
                                                      Insurance Company; Director of
                                                      ING American  Holdings Company
                                                      and First  ING Life  Insurance
                                                      Company of New York.

Mark H. Williamson *+       President, Chief          President,   Chief   Executive
7800 E. Union Avenue        Executive Officer         Officer   and    Director   of
Denver, Colorado            and Director              INVESCO  Funds  Group,   Inc.;
Age:  48                                              President,   Chief   Executive
                                                      Officer   and    Director   of
                                                      INVESCO  Distributors,   Inc.;
                                                      President,   Chief   Operating
                                                      Officer and Trustee of INVESCO
                                                      Global Health  Sciences  Fund;
                                                      formerly,  Chairman  and Chief
                                                      Executive  Officer  of Nations
                                                      Banc Advisors, Inc.; formerly,
                                                      Chairman    of     NationsBanc
                                                      Investments, Inc.



                            Position(s) Held          Principal Occupation(s)
Name, Address, and Age      With Company              During Past Five Years

Victor L. Andrews, Ph.D.    Director                  Professor  Emeritus,  Chairman
**! 34 Seawatch Drive                                 Emeritus  and  Chairman of the
Savannah, Georgia                                     CFO    Roundtable    of    the
Age:  69                                              Department   of   Finance   of
                                                      Georgia   State    University;
                                                      President,  Andrews  Financial
                                                      Associates,  Inc.  (consulting
                                                      firm); formerly, member of the
                                                      faculties   of   the   Harvard
                                                      Business  School and the Sloan
                                                      School of  Management  of MIT;
                                                      Director   of  The   Sheffield
                                                      Funds, Inc.

Bob R. Baker +** AMC        Director                  President and Chief  Executive
Cancer Research Center                                Officer of AMC Cancer Research
1600 Pierce Street                                    Center,   Denver,    Colorado,
Denver, Colorado                                      since  January   1989;   until
Age:  62                                              mid-December     1988,    Vice
                                                      Chairman of the Board of First
                                                      Columbia             Financial
                                                      Corporation,        Englewood,
                                                      Colorado;  formerly,  Chairman
                                                      of   the   Board   and   Chief
                                                      Executive   Officer  of  First
                                                      Columbia             Financial
                                                      Corporation.

Lawrence H. Budner # @      Director                  Trust  Consultant;   prior  to
7608 Glen Albens Circle                               June  30,  1987,  Senior  Vice
Dallas, Texas                                         President   and  Senior  Trust
Age:  69                                              Officer  of  InterFirst  Bank,
                                                      Dallas, Texas.



                            Position(s) Held          Principal Occupation(s)
Name, Address, and Age      With Company              During Past Five Years

Wendy L. Gramm, Ph.D.**!    Director                  Self-employed   (since  1993);
4201 Yuma Street, N.W.                                Professor  of  Economics   and
Washington, DC                                        Public         Administration,
Age: 54                                               University    of    Texas   at
                                                      Arlington; formerly, Chairman,
                                                      Commodity    Futures   Trading
                                                      Commission;  Administrator for
                                                      Information   and   Regulatory
                                                      Affairs   at  the   Office  of
                                                      Management     and     Budget;
                                                      Executive   Director   of  the
                                                      Presidential   Task  Force  on
                                                      Regulatory     Relief;     and
                                                      Director of the Federal  Trade
                                                      Commission's     Bureau     of
                                                      Economics;  also,  Director of
                                                      Chicago  Mercantile  Exchange,
                                                      Enron Corporation,  IBP, Inc.,
                                                      State Farm Insurance  Company,
                                                      Independent   Women's   Forum,
                                                      International         Republic
                                                      Institute,  and the Republican
                                                      Women's  Federal Forum.  Also,
                                                      Member  of Board of  Visitors,
                                                      College      of       Business
                                                      Administration,  University of
                                                      Iowa,  and  Member of Board of
                                                      Visitors,  Center for Study of
                                                      Public  Choice,  George  Mason
                                                      University.



                            Position(s) Held          Principal Occupation(s)
Name, Address, and Age      With Company              During Past Five Years

Kenneth T. King +#@         Director                  Retired. Formerly,  Chairman of
4080 North Circulo                                    the Board of The  Capitol  Life
  Manzanillo                                          Insurance  Company,  Providence
Tucson, Arizona                                       Washington   Insurance  Company
Age:  73                                              and  Director of numerous  U.S.
                                                      subsidiaries thereof; formerly,
                                                      Chairman  of the  Board  of The
                                                      Providence Capitol Companies in
                                                      the    United    Kingdom    and
                                                      Guernsey; Chairman of the Board
                                                      of  the   Symbion   Corporation
                                                      until 1987.

John W. McIntyre + #@       Director                  Retired.     Formerly,     Vice
7 Piedmont Center                                     Chairman   of  the   Board   of
Suite 100                                             Directors  of the  Citizens and
Atlanta, Georgia                                      Southern     Corporation    and
Age: 68                                               Chairman of the Board and Chief
                                                      Executive    Officer   of   the
                                                      Citizens and  Southern  Georgia
                                                      Corp.   and  the  Citizens  and
                                                      Southern National Bank; Trustee
                                                      of   INVESCO    Global   Health
                                                      Sciences      Fund,      Gables
                                                      Residential  Trust,  Employee's
                                                      Retirement  System of GA, Emory
                                                      University    and   J.M.   Tull
                                                      Charitable Foundation; Director
                                                      of Kaiser  Foun  dation  Health
                                                      Plans of Georgia, Inc.



                            Position(s) Held          Principal Occupation(s)
Name, Address, and Age      With Company              During Past Five Years

Larry Soll, Ph.D.!**        Director                  Retired. Formerly,  Chairman of
345 Poorman Road                                      the Board (1987 to 1994), Chief
Boulder, Colorado                                     Executive Officer (1982 to 1989
Age:  57                                              and 1993 to 1994) and President
                                                      (1982  to  1989)  of   Synergen
                                                      Inc.;   Director   of  Synergen
                                                      since  incorporation  in  1982;
                                                      Director         of        Isis
                                                      Pharmaceuticals,  Inc.; Trustee
                                                      of   INVESCO    Global   Health
                                                      Sciences Fund.

Glen A. Payne               Secretary                 Senior Vice President,  General
7800 E. Union Avenue                                  Counsel   and  Sec   retary  of
Denver, Colorado                                      INVESCO   Funds  Group,   Inc.;
Age:  51                                              Senior     Vice      President,
                                                      Secretary  and General  Counsel
                                                      of INVESCO Distributors,  Inc.;
                                                      Secretary,    INVESCO    Global
                                                      Health Sciences Fund; formerly,
                                                      General   Counsel   of  INVESCO
                                                      Trust  Company  (1989  to1998);
                                                      formerly,  employee  of a  U.S.
                                                      regulatory agency,  Washington,
                                                      D.C. (1973 to 1989).



                            Position(s) Held          Principal Occupation(s)
Name, Address, and Age      With Company              During Past Five Years

Ronald L. Grooms            Chief Accounting          Senior     Vice      President,
7800 E. Union Avenue        Officer, Chief Fina-      Treasurer   and   Director   of
Denver, Colorado            ncial Officer and         INVESCO   Funds  Group,   Inc.;
Age:  52                    Treasurer                 Senior     Vice      President,
                                                      Treasurer   and   Director   of
                                                      INVESCO   Distributors,   Inc.;
                                                      Treasurer,  Principal Financial
                                                      and   Accounting   Officer   of
                                                      INVESCO Global Health  Sciences
                                                      Fund;  formerly,   Senior  Vice
                                                      President   and   Treasurer  of
                                                      INVESCO  Trust Company (1988 to
                                                      1998).

William J. Galvin, Jr.      Assistant Secretary       Senior   Vice   President   and
7800 E. Union Avenue                                  Assistant  Secretary of INVESCO
Denver, Colorado                                      Funds Group,  Inc.; Senior Vice
Age: 42                                               President     and     Assistant
                                                      Secretary       of      INVESCO
                                                      Distributors,  Inc.;  formerly,
                                                      Trust  Officer of INVESCO Trust
                                                      Company.

Pamela J. Piro              Assistant Treasurer       Vice  President  and  Assistant
7800 E. Union Avenue                                  Treasurer   of  INVESCO   Funds
Denver, Colorado                                      Group,     Inc.;      Assistant
Age:  39                                              Treasurer       of      INVESCO
                                                      Distributors  Inc.;   formerly,
                                                      Assistant Vice President  (1996
                                                      to 1997),  Director - Portfolio
                                                      Accounting   (1994  to   1996),
                                                      Portfolio   Accounting  Manager
                                                      (1993  to 1994)  and  Assistant
                                                      Accounting   Manager  (1990  to
                                                      1993).


                            Position(s) Held          Principal Occupation(s)
Name, Address, and Age      With Company              During Past Five Years

Alan I. Watson              Assistant Secretary       Vice President of INVESCO Funds
7800 E. Union Avenue                                  Group,  Inc.;  formerly,  Trust
Denver, Colorado                                      Officer   of   INVESCO    Trust
Age:  57                                              Company.

Judy P. Wiese               Assistant Secretary       Vice  President  and  Assistant
7800 E. Union Avenue                                  Secretary   of  INVESCO   Funds
Denver, Colorado                                      Group,     Inc.;      Assistant
Age:  51                                              Secretary       of      INVESCO
                                                      Distributors,  Inc.;  formerly,
                                                      Trust  Officer of INVESCO Trust
                                                      Company.

[FN]
# Member of the audit committee of the Company.

+ Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

* These directors are "interested persons" of the Company as defined in the 1940 Act.

** Member of the management liaison committee of the Company.

@ Member of the soft dollar brokerage committee of the Company.

! Member of the derivatives committee of the Company.

The following table shows the compensation paid by the Company to its Independent Directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company, all for the period ended October 31, 1998.

In addition, the table sets forth the total compensation paid by all of the INVESCO Funds and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors or trustees for services rendered in their capacities as directors or trustees during the year ended December 31, 1998. As of December 31, 1998, there were 53 funds in the INVESCO Complex.

--------------------------------------------------------------------------------------------------------------------
Name of Person        Aggregate Compen-       Benefits Accrued As    Estimated Annual       Total Compensation
and Position          sation From Company(1)  Part of Company        Benefits Upon          From INVESCO Complex
                                              Expenses(2)            Retirement(3)          Paid To Directors(6)
--------------------------------------------------------------------------------------------------------------------
Fred A. Deering, Vice          $4,395                 $1,355                   $870                $103,700
Chairman of  the Board
--------------------------------------------------------------------------------------------------------------------
Victor L. Andrews               4,306                  1,281                  1,007                 80,350
--------------------------------------------------------------------------------------------------------------------
Bob R. Baker                    4,421                  1,143                  1,349                 84,000
--------------------------------------------------------------------------------------------------------------------
Lawrence H. Budner              4,240                  1,281                  1,007                 79,350
--------------------------------------------------------------------------------------------------------------------
Daniel D. Chabris(4)            4,330                  1,384                    751                 70,000
--------------------------------------------------------------------------------------------------------------------
Wendy L. Gramm                  4,163                      0                      0                 79,000
--------------------------------------------------------------------------------------------------------------------
Kenneth T. King                 4,151                  1,407                    789                 77,050
--------------------------------------------------------------------------------------------------------------------
John W. McIntyre                4,198                      0                      0                 98,500
--------------------------------------------------------------------------------------------------------------------
Larry Soll                      4,198                      0                      0                 96,000
--------------------------------------------------------------------------------------------------------------------
Total                         $38,402                 $7,851                 $5,773                767,950
--------------------------------------------------------------------------------------------------------------------
% of Net Assets            0.0050%(5)             0.0010%(5)                                    0.0035%(6)
--------------------------------------------------------------------------------------------------------------------


(1) The vice chairman of the board, the chairmen of the Fund's committees who are Independent Directors, and the members of the Fund's committees who are Independent Directors each receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.

(2) Represents estimated benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

(3) These amounts represent the Company's share of the estimated annual benefits payable by the INVESCO Funds upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Funds, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Drs. Soll and Gramm, each of these directors has served as a director of one or more of the funds in the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan. Although Mr. McIntyre became eligible to participate in the Defined Benefit Deferred Compensation Plan as of November 1, 1998, he will not be included in the calculation of retirement benefits until November 1, 1999.

(4) Mr. Chabris retired as a director of the Company on September 30, 1998.

(5) Totals as a percentage of the Company's net assets as of July 31, 1999.

(6) Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1998.

Messrs. Brady and Williamson, as "interested persons" of the Company and the other INVESCO Funds, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Company or the other funds in the INVESCO Funds for their service as directors.

The boards of directors of the mutual funds in the INVESCO Funds have adopted a Defined Benefit Deferred Compensation Plan (the "Plan") for the Independent Directors of the funds. Under this Plan, each director who is not an interested person of the funds (as defined in Section 2(a)(19) of the 1940 Act) and who has served for at least five years (a "Qualified Director") is entitled to receive, upon termination of service as a director (normally, at the retirement age of 72 or the retirement age of 73 or 74, if the retirement date is extended by the boards for one or two years, but less than three years), continuation of payment for one year (the "First Year Retirement Benefit") of the annual basic retainer and annualized board meeting fees payable by the funds to the Qualified Director at the time of his/her retirement (the "Basic Benefit"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of any director whose retirement has been extended by the board for three years, a Qualified Director shall receive quarterly payments at an annual rate equal to 50% of the Basic Benefit. These payments will continue for the remainder of the Qualified Director's life or ten years, whichever is longer (the "Reduced Benefit Payments"). If a Qualified Director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the First Year Retirement Benefit and Reduced Benefit Payments will be made to him/her or to his/her beneficiary or estate. If a Qualified Director becomes disabled or dies either prior to age 72 or during his/her 74th year while still a director of the funds, the director will not be entitled to receive the First Year Retirement Benefit; however, the Reduced Benefit Payments will be made to his/her beneficiary or estate. The Plan is administered by a committee of three directors who are also participants in the Plan and one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. The Company began making payments under the Plan to Mr. Chabris as of October 1, 1998. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers. A similar plan has been adopted by INVESCO Global Health Sciences Fund's board of trustees. All trustees of INVESCO Global Health Sciences Fund are also directors of the INVESCO Funds.

The Independent Directors have contributed to the Plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. Certain of the deferred amounts have been invested in the shares of all INVESCO Funds, except Funds offered by INVESCO Variable Investment Funds, Inc., in which the directors are legally precluded from investing. Each Independent Director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any INVESCO Fund shares the Independent Director may own either directly or beneficially.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDER

As of September 30, 1999, the following persons owned more than 5% of the outstanding shares of the Fund. This level of share ownership is considered to be a "principal shareholder" relationship with the Fund under the 1940 Act. Shares that are owned "of record" are held in the name of the person indicated. Shares that are owned "beneficially" are held in another name, but the owner has the full economic benefit of ownership of those shares:

Latin American Growth Fund

---------------------------------------------------------------------------------------------
              Name and Address                     Basis of Ownership        Percentage Owned
                                                   (Record/Beneficial)
---------------------------------------------------------------------------------------------
Charles Schwab & Co. Inc.
Special Custody Acct For The                      Record                     34.51%
Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------

As of October 19, 1999, officers and directors of the Company, as a group, beneficially owned less than 1% of the Fund's outstanding shares.

DISTRIBUTOR

INVESCO Distributors, Inc. ("IDI"), a wholly owned subsidiary of INVESCO, is the distributor of the Fund. IDI receives no compensation and bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the Fund's shares, except for such distribution expenses as are paid out of Fund assets under the Company's plan of distribution which has been adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act.

The Company has adopted a Plan and Agreement of Distribution (the "Plan") which provides that the Fund will make monthly payments to IDI computed at an annual rate no greater than 0.25% of the Fund's average net assets. These payments permit IDI, at its discretion, to engage in certain activities and provide services in connection with the distribution of the Fund's shares to investors. Payments by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided during the rolling 12-month period in which that month falls.

A significant expenditure under the Plan is compensation paid to securities companies and other financial institutions and organizations, which may include INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Fund. The Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by IDI to broker-dealers who sell shares of the Fund and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, INVESCO does not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of the Fund possibly could decrease to the extent that the banks would no longer invest customer assets in the Fund. Neither the Company nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by the Fund.

During the period ended July 31, 1999, the Fund made payments to IDI under the Plan in the amounts of $60,568. In addition, as of July 31, 1999, $6,125 of additional distribution accruals had been incurred for the Fund and will be paid during the fiscal period ended July 31, 2000. For the fiscal year ended July 31, 1999, allocation of 12b-1 amounts paid by the Fund for the following categories of expenses were:

Advertising--$19,097;
Sales literature, printing, and postage--$10,196;
Direct Mail--$1,466;
Public Relations/Promotion--$2,792;
Compensation to securities dealers and other organizations--$17,554; and Marketing personnel--$9,463

The services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new shareholder account applications, preparing and transmitting to the Company's Transfer Agent computer-processable tapes of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Fund, and assisting in other customer transactions with the Fund.

The Plan provides that it shall continue in effect with respect to the Fund as long as such continuance is approved at least annually by the vote of the board of directors of the Company cast in person at a meeting called for the purpose of voting on such continuance, including the vote of a majority of the Independent Directors. The Plan can also be terminated at any time by the Fund, without penalty, if a majority of the Independent Directors, or shareholders of the Fund, vote to terminate the Plan. The Company may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of the Fund, the investment climate for the Fund, general market conditions, and the volume of sales and redemptions of the Fund's shares. The Plan may continue in effect and payments may be made under the Plan following any temporary suspension or limitation of the offering of Fund shares; however, the Company is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of the Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares.

So long as the Plan is in effect, the selection and nomination of persons to serve as independent directors of the Company shall be committed to the Independent Directors then in office at the time of such selection or nomination. The Plan may not be amended to increase the amount of the Fund's payments under the Plan without approval of the shareholders of the Fund, and all material amendments to the Plan must be approved by the board of directors of the Company, including a majority of the Independent Directors. Under the agreement implementing the Plan, IDI or the Fund, the latter by vote of a majority of the Independent Directors or the holders of a majority of the Fund's outstanding voting securities, may terminate such agreement without penalty upon 30 days' written notice to the other party. No further payments will be made by the Fund under the Plan in the event of its termination.

To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, the Fund's obligation to make payments to IDI shall terminate automatically, in the event of such "assignment." In this event, the Fund may continue to make payments pursuant to the Plan only upon the approval of new arrangements regarding the use of the amounts authorized to be paid by the Fund under the Plan. Such new arrangements must be approved by the directors, including a majority of the Independent Directors, by a vote cast in person at a meeting called for such purpose. These new arrangements might or might not be with IDI. On a quarterly basis, the directors review information about the distribution services that have been provided to the Fund and the 12b-1 fees paid for such services. On an annual basis, the directors consider whether the Plan should be continued and, if so, whether any amendment to the Plan, including changes in the amount of 12b-1 fees paid by the Fund, should be made.

The only Company  directors and interested  persons,  as that term is defined in
Section 2(a)(19) of the 1940 Act, who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the Company who are also officers either of IDI or other companies affiliated with IDI. The benefits which the Company believes will be reasonably likely to flow to the Fund and its shareholders under the Plan include the following:

   o Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Fund;

   o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Fund in amounts and at times that are disadvantageous for investment purposes; and

   o Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g., exceeding established breakpoints in an advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the plan.

The positive effect which increased Fund assets will have on INVESCO's revenues could allow INVESCO and its affiliated companies:

   o To have greater resources to make the financial commitments necessary to improve the quality and level of the Fund' shareholder services (in both systems and personnel);

   o To increase the number and type of mutual funds available to investors from INVESCO and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

   o To acquire and retain talented employees who desire to be associated with a growing organization.

OTHER SERVICE PROVIDERS

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers   LLP,  950  Seventeenth  Street,   Suite  2500,  Denver,
Colorado, are the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Fund.

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, is the custodian of the cash and investment securities of the Company. The custodian is also responsible for, among other things, receipt and delivery of the Fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Company. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

TRANSFER AGENT

INVESCO, 7800 E. Union Avenue, Denver, Colorado is the Company's transfer agent, registrar, and dividend disbursing agent. Services provided by INVESCO include the issuance, cancellation and transfer of shares of the Fund, and the maintenance of records regarding the ownership of such shares.

LEGAL COUNSEL

The firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell LLP, 1225 17th Street, Suite 2900, Denver, Colorado, acts as special counsel to the Company.

BROKERAGE ALLOCATION AND OTHER PRACTICES

As the investment adviser to the Fund, INVESCO places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the brokers and dealers and the ability of the broker-dealers to effect transactions at the best available prices.

While INVESCO seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. INVESCO is permitted to, and does, consider qualitative factors in addition to price in the selection of brokers. Among other things, INVESCO considers the quality of executions obtained on the Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. INVESCO has found that a broker's consistent ability to execute transactions is at least as important as the price the broker charges for those services.

In seeking to ensure that the commissions charged the Fund are consistent with prevailing and reasonable commissions, INVESCO monitors brokerage industry practices and commissions charged by broker-dealers on transactions effected for other institutional investors like the Fund.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, INVESCO may select brokers that provide research services to INVESCO and the Company, as well as other INVESCO mutual funds and other accounts managed by INVESCO. Research services include statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to INVESCO in making informed investment decisions. Research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by INVESCO in servicing all of its accounts and not all such services may be used by INVESCO in connection with the Fund. Conversely, the Fund receives benefits of research acquired through the brokerage transactions of other clients of INVESCO.

In order to obtain reliable trade execution and research services, INVESCO may utilize brokers that charge higher commissions than other brokers would charge for the same transaction. This practice is known as "paying up." However, even when paying up, INVESCO is obligated to obtain favorable execution of the Fund's transactions.

Portfolio transactions also may be effected through broker-dealers that recommend the Fund to their clients, or that act as agent in the purchase of the Fund's shares for their clients. When a number of broker-dealers can provide comparable best price and execution on a particular transaction, INVESCO may consider the sale of the Fund's shares by a broker-dealer in selecting among qualified broker-dealers.

Certain of the INVESCO Funds utilize fund brokerage commissions to pay custody fees for the respective fund. This program requires that the funds participating receive favorable execution.

The aggregate dollar amount of brokerage commissions paid by the Fund for the fiscal years ended July 31, 1999, 1998 and 1997 were:

      1999                          $135,557
      1998                          $187,853
      1997                          $400,001

For the fiscal year ended July 31, 1999, brokers providing research services received $0 in commissions on portfolio transactions effected for the Fund. The aggregate dollar amount of such portfolio transactions was $0. Commissions totaling $0 were allocated to certain brokers in recognition of their sales of shares of the Fund on portfolio transactions of the Fund effected during the fiscal year ended July 31, 1999.

At July 31, 1999, the Fund held debt securities of its regular brokers or dealers, or their parents, as follows:

--------------------------------------------------------------------------------
Fund                          Broker or Dealer              Value of Securities
                                                            at July 31, 1999
--------------------------------------------------------------------------------
Latin American Growth         None
--------------------------------------------------------------------------------



Neither INVESCO nor any affiliate of INVESCO receives any brokerage commissions on portfolio transactions effected on behalf of the Fund, and there is no affiliation between INVESCO or any person affiliated with INVESCO or the Fund and any broker or dealer that executes transactions for the Fund.

CAPITAL STOCK

The Company is authorized to issue up to eight hundred million shares of common stock with a par value of $0.01 per share. As of September 30, 1999, 2,599,215 shares of the Fund were outstanding.

All shares of the Fund are of one class with equal rights as to voting, dividends and liquidation. All shares issued and outstanding are, and all shares offered hereby when issued will be, fully paid and nonassessable. The board of directors has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

Shares have no preemptive rights and are freely transferable on the books of the Fund.

All shares of the Company have equal voting rights based on one vote for each share owned. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of
Incorporation,   the  board  of  directors   will  call   special   meetings  of
shareholders.

Directors may be removed by action of the holders of a majority of the outstanding shares of the Company. The Fund will assist shareholders in communicating with other shareholders as required by the 1940 Act.

Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Company voting for the election of directors of the Company can elect 100% of the directors if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company.

TAX CONSEQUENCES OF OWNING SHARES OF THE FUND

The Fund intends to continue to conduct its business and satisfy the applicable diversification of assets, distribution and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund qualified as a regulated investment company and intends to continue to qualify during its current fiscal year. It is the policy of the Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and the Fund's qualification as regulated investment companies, it is anticipated that the Fund will not pay federal income or excise taxes and that the Fund will be accorded conduit or "pass through" treatment for federal income tax purposes. Therefore, any taxes that the Fund would ordinarily owe are paid by its shareholders on a pro-rata basis. If the Fund does not distribute all of its net investment income or net capital gains, it will be subject to income and excise tax on the amount that is not distributed. If the Fund does not qualify as a regulated investment company, it will be subject to corporate tax on its net investment income and net capital gains at the corporate tax rates.

Dividends paid by the Fund from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are taxable for federal income tax purposes as ordinary income to shareholders. After the end of each calendar year, the Fund sends shareholders information regarding the amount and character of dividends paid in the year, including the dividends eligible for the dividends received deduction for corporations. Dividends eligible for the dividends received deduction will be limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments.

The Fund realizes a capital gain or loss when it sells a portfolio security for more or less than it paid for that security. Capital gains and losses are divided into short-term and long-term, depending on how long the Fund held the security which gave rise to the gain or loss. If the security was held one year or less the gain or loss is considered short-term, while holding a security for more than one year will generate a long-term gain or loss. A capital gain distribution consists of long-term capital gains which are taxed at the capital gains rate. Short-term capital gains are included with income from dividends and interest as ordinary income and are paid to shareholders as dividends, as discussed above. If total long-term gains on sales exceed total short-term losses, including any losses carried forward from previous years, the Fund will have a net capital gain. Distributions by the Fund of net capital gains are, for federal income tax purposes, taxable to the shareholder as a long-term capital gain regardless of how long a shareholder has held shares of the Fund. Such distributions are not eligible for the dividends received deduction. After the end of each calendar year, the Fund sends information to shareholders regarding the amount and character of distributions paid during the year.

All dividends and other distributions are taxable income to the shareholder, whether or not such dividends and distributions are reinvested in additional shares or paid in cash. If the net asset value of the Fund's shares should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be a return of invested capital. The net asset value of shares of the Fund reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If shares of the Fund are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares.

If it invests in foreign securities, the Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average value of at least 50% of its assets produce, or are held for the production of, passive income. The Fund intends to "mark to market" its stock in any PFIC. In this context, "marking to market" means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund's adjusted basis in the PFIC stock as of the end of the year. In certain circumstances, the Fund will also be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value of the PFIC stock as of the end of the year. The deduction will only be allowed to the extent of any PFIC mark-to-market gains recognized as ordinary income in prior years. The Fund's adjusted tax basis in each PFIC stock for which it makes this election will be adjusted to reflect the amount of income included or deduction taken under the election.

Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders, and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by INVESCO will be computed using the single-category average cost method, although neither INVESCO nor the Fund recommend any particular method of determining cost basis. Other methods may result in different tax consequences. If you have reported gains or losses for the Fund in past years, you must continue to use the method previously used, unless you apply to the IRS for permission to change methods.

If you sell Fund shares at a loss after holding them for six months or less, your loss will be treated as long-term (instead of short-term) capital loss to the extent of any capital gain distributions that you may have received on those shares.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

You should consult your own tax adviser regarding specific questions as to federal, state and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, for income tax purposes does not entail government supervision of management or investment policies.

PERFORMANCE

To keep shareholders and potential investors informed, INVESCO will occasionally advertise the Fund's total return for one-, five-, and ten-year periods (or since inception). Total return figures show the rate of return on a $10,000 investment in the Fund, assuming reinvestment of all dividends and capital gain distributions for the periods cited.

Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in the Fund's investment results, because they do not show the interim variations in performance over the periods cited. More information about the Fund's recent and historical performance is contained in the Company's Annual Report to Shareholders. You can get a free copy by calling or writing to INVESCO using the phone number or address on the back cover of the Fund's Prospectus.

When we quote mutual fund rankings published by Lipper Inc., we may compare the Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance.

Average annual total return performance for the one-, five-, and ten-year periods (or since inception) ended July 31, 1999 was:

                   1 Year           5 Year           Since Inception

                   (24.87)%         N/A              0.92%(1)

(1) The Fund commenced operations on February 15, 1995.

Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

where:      P = a hypothetical initial payment of $10,000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of initial payment

The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period indicated.

In conjunction with performance reports, comparative data between the Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for the Fund, comparative data between the Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Fund in performance reports will be drawn from the Latin American Funds mutual fund groupings, in addition to the broad-based Lipper general fund groupings.

Sources for Fund performance information and articles about the Fund include, but are not limited to, the following:

AMERICAN ASSOCIATION OF INDIVIDUAL INVESTORS' JOURNAL
BANXQUOTE
BARRON'S
BUSINESS WEEK
CDA INVESTMENT TECHNOLOGIES
CNBC
CNN
CONSUMER DIGEST
FINANCIAL TIMES
FINANCIAL WORLD
FORBES
FORTUNE
IBBOTSON ASSOCIATES, INC.
INSTITUTIONAL INVESTOR
INVESTMENT COMPANY DATA, INC.
INVESTOR'S BUSINESS DAILY
KIPLINGER'S PERSONAL FINANCE
LIPPER INC.'S MUTUAL FUND PERFORMANCE ANALYSIS
MONEY
MORNINGSTAR
MUTUAL FUND FORECASTER
NO-LOAD ANALYST
NO-LOAD FUND X
PERSONAL INVESTOR
SMART MONEY
THE NEW YORK TIMES

THE NO-LOAD FUND INVESTOR
U.S. NEWS AND WORLD REPORT
UNITED MUTUAL FUND SELECTOR
USA TODAY
THE WALL STREET JOURNAL
WIESENBERGER INVESTMENT COMPANIES SERVICES
WORKING WOMAN
WORTH







FINANCIAL STATEMENTS

The financial statements for the Fund for the fiscal year ended July 31, 1999, are incorporated herein by reference from INVESCO Specialty Funds, Inc.'s Annual Report to Shareholders dated July 31, 1999.

APPENDIX A

BOND RATINGS

The following is a description of Moody's and S&P's bond ratings:

Moody's Corporate Bond Ratings

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

S&P Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

 PART C. OTHER INFORMATION

ITEM 23.       Exhibits

               (a) Articles of Incorporation filed April 2, 1993.(2)

                   (1) Articles Supplementary to the Fund's Articles of Incorporation filed November 17, 1997.(4)

                   (2) Articles Supplementary to Articles of Incorporation filed December 7, 1998.(6)

                   (3) Form of Articles of Transfer of INVESCO Specialty Funds, Inc. and INVESCO International Funds, Inc.

               (b) Bylaws as of July 21, 1993.(3)

               (c) Not applicable.

               (d) (1) Investment Advisory Agreement dated February 28, 1997.(2)

                       (a) Amendment to Advisory Agreement dated January 30, 1998.(4)

                       (b) Amendment to Advisory Agreement dated September 18, 1998.(6)

                       (c) Form of Amendment to Advisory Agreement dated ___________, 1999.

                   (2) (a) Sub-advisory Agreement dated February 28, 1998
                       between INVESCO Funds Group, Inc. and INVESCO Asset Management Limited with respect to European, Pacific Basin and International Funds.(2)

                       (b) Sub-advisory Agreement dated January 30, 1998 between INVESCO Funds Group, Inc. and INVESCO Asset Management Limited with respect to Emerging Markets Fund.(4)

                       (c) Sub-advisory Agreement dated September 18, 1998 between INVESCO Funds Group, Inc. and INVESCO Global Asset Management (N.A.) with respect to International Blue Chip Fund.(6)

                       (d) Form of Sub-advisory Agreement dated ________, 1999, between INVESCO Funds Group, Inc. and INVESCO Asset Management Limited with respect to Latin American Growth Fund.

               (e) (1) General Distribution Agreement dated February 28,
                   1997.(2)

                   (2) Distribution Agreement between Registrant and INVESCO Distributors, Inc. dated September 30, 1997.(3)

               (f) (1) Defined Benefit Deferred Compensation Plan for
                   Non-Interested Directors and Trustees.(5)

                   (2) Amended Defined Benefit Deferred Compensation Plan for Non-Interested Directors and Trustees.(7)

               (g) Custody Agreement between Registrant and State Street Bank and Trust Company dated July 1, 1993.(3)

                   (1) Amendment to Custody Agreement  dated  October 25,
                   1995.(1)

                   (2) Data Access Services Addendum.(3)

                   (3) Additional  Fund Letter  dated November 13, 1994.(4)

                   (4) Additional  Fund Letter  dated July 23, 1998.(6)

               (h) (1) Transfer Agency Agreement dated February 28, 1997.(2)

                   (2) Administrative Services Agreement between the Fund and INVESCO Funds Group, Inc. dated February 28, 1997.(2)

               (i) Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-assessable dated May 21, 1993.(3)

               (j) Consent of Independent Accountants.

               (k) Not applicable.

               (l) Not applicable.

               (m) (1) Plan and Agreement of Distribution dated November 1, 1997 adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.(3)

               (n) Not applicable.

(1) Previously filed with Post-Effective Amendment No. 3 to the Registration Statement on December 22, 1995, and incorporated by reference herein.

(2) Previously filed with Post-Effective Amendment No. 4 to the Registration Statement on February 25, 1997 and incorporated by reference herein.

(3) Previously filed with Post-Effective Amendment No. 5 to the Registration Statement on November 17, 1997, and incorporated by reference herein.

(4) Previously filed with Post-Effective Amendment No. 6 to the Registration Statement on February 26, 1998, and incorporated by reference herein.

(5) Previously filed with Post-Effective Amendment No. 7 to the Registration Statement on July 10, 1998, and incorporated by reference herein.

(6) Previously filed with Post-Effective Amendment No. 8 to the Registration Statement on December 30, 1998, and incorporated by reference herein.

(7) Previously filed with Post-Effective Amendment No. 9 to the Registration Statement on March 1, 1999, and incorporated by reference herein.


ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

No person is presently controlled by or under common control with the Fund.


ITEM 25.    INDEMNIFICATION

Indemnification provisions for officers, directors and employees of Registrant are set forth in Article X of the Amended Bylaws and Article Seventh (3) of the Articles of Restatement of the Articles of Incorporation, and are hereby incorporated by reference. See Item 24(b)(1) and (2) above. Under these Articles, directors and officers will be indemnified to the fullest extent permitted to directors by the Maryland General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules thereunder. Under the Investment Company Act of 1940, Fund directors and officers cannot be protected against liability to the Fund or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Fund also maintains liability insurance policies covering its directors and officers.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

See "Fund Management" in the Fund's Prospectus and "Management of the Fund" in the Statement of Additional Information for information regarding the business of the investment adviser, INVESCO.

Following are the names and principal occupations of each director and officer of the investment adviser, INVESCO. Certain of these persons hold positions with IDI, a subsidiary of INVESCO.

--------------------------------------------------------------------------------------------------------------------
Name                          Position with Adviser                   Principal Occupation and Company Affiliation
--------------------------------------------------------------------------------------------------------------------
Mark H. Williamson            Chairman, Director and                  President & Chief Executive Officer
                              Officer                                 INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO 80237
--------------------------------------------------------------------------------------------------------------------
Raymond R.Cunningham          Officer                                 Senior Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO 80237
--------------------------------------------------------------------------------------------------------------------
William J. Galvin, Jr.        Officer                                 Senior Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO 80237
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
Ronald L. Grooms              Officer & Director                      Senior Vice President & Treasurer
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Richard W. Healey             Officer & Director                      Senior Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
William R. Keithler           Officer                                 Senior Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO 80237
------------------------------------------------------------------------------------------------------
Charles P. Mayer              Officer & Director                      Senior Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Timothy J. Miller             Officer & Director                      Senior Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Donovan J. (Jerry) Paul       Officer                                 Senior Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Glen A. Payne                 Officer                                 Senior Vice President, Secretary
                                                                      & General Counsel
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
John R. Schroer, II           Officer                                 Senior Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Marie E. Aro                  Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Ingeborg S. Cosby             Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Stacie Cowell                 Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Dawn Daggy-Mangerson          Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Elroy E. Frye, Jr.            Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Linda J. Gieger               Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Mark D. Greenberg             Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Brian B. Hayward              Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Richard R. Hinderlie          Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Thomas M. Hurley              Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Patricia F. Johnston          Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Campbell C. Judge             Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO 80237
------------------------------------------------------------------------------------------------------
Peter M. Lovell               Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
James F. Lummanick            Officer                                 Vice President & Assistant
                                                                      General Counsel
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Thomas A. Mantone, Jr.        Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Trent E. May                  Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Corey M. McClintock           Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO 80237
------------------------------------------------------------------------------------------------------
Douglas J. McEldowney         Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO 80237
------------------------------------------------------------------------------------------------------
Frederick R. (Fritz) Meyer    Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Stephen A.  Moran             Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO 80237
------------------------------------------------------------------------------------------------------
Jeffrey G. Morris             Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Laura M. Parsons              Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Jon B. Pauley                 Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Pamela J. Piro                Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Anthony R. Rogers             Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO 80237
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Gary L. Rulh                  Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
James B. Sandidge             Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO 80237
------------------------------------------------------------------------------------------------------
John S. Segner                Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Terri B. Smith                Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Tane T. Tyler                 Officer                                 Vice President &
                                                                      Assistant General Counsel
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO 80237
------------------------------------------------------------------------------------------------------
Thomas R. Wald                Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Alan I. Watson                Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Judy P. Wiese                 Officer                                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Thomas H. Scanlan             Officer                                 Regional Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      12028 Edgepark Court
                                                                      Potomac, MD 20854
------------------------------------------------------------------------------------------------------
Reagan A. Shopp               Officer                                 Regional Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
------------------------------------------------------------------------------------------------------
Michael D. Legoski            Officer                                 Assistant Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO 80237
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
Donald R. Paddack             Officer                                 Assistant Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO 80237
------------------------------------------------------------------------------------------------------
Kent T. Schmeckpeper          Officer                                 Assistant Vice President
                                                                      Account Relationship Manager
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO 80237
------------------------------------------------------------------------------------------------------
Jeraldine E. Kraus            Officer                                 Assistant Secretary
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO 80237
--------------------------------------------------------------------------------------------------------------------


ITEM 27.   (A) PRINCIPAL UNDERWRITERS

               INVESCO Bond Funds, Inc.
               INVESCO Combination Stock & Bond Funds, Inc.
               INVESCO International Funds, Inc.
               INVESCO Money Market Funds, Inc.
               INVESCO Sector Funds, Inc.
               INVESCO Specialty Funds, Inc.
               INVESCO Stock Funds, Inc.
               INVESCO Variable Investment Funds, Inc.

            (b)


Positions and                                               Positions and
Name and Principal            Offices with                  Offices with
Business Address              Underwriter                   the Company
------------------            ------------                  -------------

William J. Galvin, Jr.        Senior Vice                   Assistant Secretary
7800 E. Union Avenue          President &
Denver, CO  80237             Asst. Secretary

Ronald L. Grooms              Senior Vice                   Treasurer,
7800 E. Union Avenue          President,                    Chief Fin'l
Denver, CO  80237             Treasurer, &                  Officer, and
                              Director                      Chief Acctg.
                                                            Off.

Richard W. Healey             Senior Vice
7800 E. Union Avenue          President &
Denver, CO  80237             Director


Charles P. Mayer              Director
7800 E. Union Avenue
Denver, CO 80237

Timothy J. Miller             Director
7800 E. Union Avenue
Denver, CO 80237

Glen A. Payne                 Senior Vice                   Secretary
7800 E. Union Avenue          President,
Denver, CO 80237              Secretary &
                              General Counsel


Pamela J. Piro                Assistant Treasurer           Assistant Treasurer
Assistant Treasurer
7800 E. Union Avenue
Denver, CO 80237

Judy P. Wiese                 Assistant Secretary           Assistant Secretary
7800 E. Union Avenue
Denver, CO  80237


Mark H. Williamson            Chairman of the Board,        President,
7800 E. Union Avenue          President, & Chief            CEO & Director
Denver, CO 80237              Executive Officer


               (c)  Not applicable.

ITEM 28.       LOCATION OF ACCOUNTS AND RECORDS

               Mark H. Williamson
               7800 E. Union Avenue
               Denver, CO  80237

ITEM 29.       MANAGEMENT SERVICES

               Not applicable.

ITEM 30.       UNDERTAKINGS

               Not applicable

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, County of Denver, and State of Colorado, on the 26th day of October, 1999.

Attest:                                INVESCO International Funds, Inc.

/s/ Glen A. Payne                      /s/ Mark H. Williamson
-------------------------              ----------------------------------
Glen A. Payne, Secretary               Mark H. Williamson, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Mark H. Williamson                 /s/ Lawrence H. Budner*
----------------------------------     ----------------------------------
Mark H. Williamson, President &        Lawrence H. Budner, Director
Director (Chief Executive Officer)

/s/ Ronald L. Grooms                   /s/ John W. McIntyre*
----------------------------------     ----------------------------------
Ronald L. Grooms, Treasurer            John W. McIntyre, Director
(Chief Financial and Accounting
Officer)

/s/ Victor L. Andrews*                 /s/ Fred A. Deering*
----------------------------------     ----------------------------------
Victor L. Andrews, Director            Fred A. Deering, Director

/s/ Bob R. Baker*                      /s/ Larry Soll*
----------------------------------     ----------------------------------
Bob R. Baker, Director                 Larry Soll, Director

/s/ Charles W. Brady*                  /s/ Kenneth T. King*
----------------------------------     ----------------------------------
Charles W. Brady, Director             Kenneth T. King, Director

/s/ Wendy L. Gramm*
----------------------------------
Wendy L. Gramm, Director


By ________________________________    By  /s/ Glen A. Payne
                                           -----------------------------
Edward F. O'Keefe                          Glen A. Payne
Attorney in Fact                           Attorney in Fact

* Original Powers of Attorney authorizing Edward F. O'Keefe and Glen A. Payne, and each of them, to execute this post-effective amendment to the Registration Statement of the Registrant on behalf of the above-named directors and officers of the Registrant have been filed with the Securities and Exchange Commission on June 29, 1993, February 24, 1994, February 17, 1995, December 22, 1995, November 17, 1997.

                                  Exhibit Index

                                          Page in
Exhibit Number                            Registration Statement
--------------                            ----------------------

a(3)                                       87
d(1)(c)                                    90
d(2)(d)                                    91
j                                         100